Exhibit 10.1

CONFIDENTIAL TREATMENT REQUESTED

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT AND FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

Construction Subordinate Agreement

20131116.001.S.003

Between

Goodman Networks, Inc.

And

AT&T Mobility LLC

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Construction Subordinate Agreement

TABLE OF CONTENTS

1.0 Preamble	3
1.1 Overview	3
1.2 Preamble	3
1.3 Scope of Agreement	3
1.4 Term of Agreement	4
2.0 Definitions	4
3.0 General Terms	7
3.1 Change Orders	7
3.2 Delivery, Performance and Acceptance	8
3.3 Entire Agreement—Subordinate Agreement	11
3.4 Insurance	12
3.5 Invoicing Milestones and Progress Payments	12
3.6 Invoicing and Payment	14
3.7 Liens	15
3.8 Liquidated Damages and Price Adjustment Credits	16
3.9 Modification of Existing Drivers	18
3.10 Price	18
3.11 Price and Driver Scope Confirmation	19
3.12 Project Quote (NORAD Process)	19
3.13 Punch list Complete	20
3.14 Rejection and Replacement, or Removal of Work and Material	20
3.15 Removal and Management of Used Batteries	20
3.16 Resource Recovery Center (RRC)	20
3.17 Safety	21
3.18 Site Ready for Third Party	22
3.19 Turnover Package (Close-out Package)	22
3.20 Warranty	24
3.21 Work Summary	24
4.0 Execution of Agreement	25
4.1 Transmission of Original Signatures and Executing Multiple Counterparts	25
Appendices	26
Appendix A – Statement of Work	26
Appendix B – Audits, Performance, Quality Third Party Auditing – Civil Construction	41
Appendix D – Driver List	44
Appendix E – Purchasing Decision Document	45
Appendix G – Prime Contractor MBE/WBE/DVBE Participation Plan	46
Appendix J – Removal and Management of Used Batteries	49
Appendix L – Contractor’s Receipt of Payment, Release and Waiver of Lien	57

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

1.0 Preamble

1.1 Overview

This Agreement is pursuant to and hereby incorporates by reference the terms and conditions of General Agreement No. 20131116.001.C, dated January 14, 2014 as it may now or hereafter be amended (“General Agreement”), except to the extent modified or supplemented below. Any such modifications or supplements are for the purpose of this Agreement only and shall not affect the General Agreement or any other agreement. In the event of a conflict between this Agreement and the General Agreement, the terms and conditions of this Agreement will govern for the purpose of this Agreement only.

1.2 Preamble

This Agreement is between Goodman Networks, Inc., a Texas corporation (hereinafter referred to as “Contractor”), and AT&T Mobility LLC, a Delaware limited liability company (hereinafter referred to as “AT&T”), each of which may be referred to in the singular as a “Party” or in the plural as the “Parties.”

1.3 Scope of Agreement

Subject to the terms and conditions of this Agreement, Contractor shall provide to AT&T the Material and Services described in Appendix A, and in Orders submitted by AT&T, as applicable. The applicable prices for the Material and Services are specified in AT&T’s NORAD system and in Orders. Contractor agrees that the Material and Services shall strictly conform to the Specifications, including those specified in Appendices A and B and in Orders. Services shall be performed with promptness and diligence and to the satisfaction of AT&T and shall be performed in accordance with such requirements or restrictions as may be lawfully imposed by governmental authority. Contractor shall complete such Services within the time allowed in this Agreement and any applicable supplemental agreement, and shall meet all Delivery Dates. Contractor shall not reject any Order for Material or Services described in Appendix A unless the Order includes:

•	Delivery Dates to which Contractor has not agreed, prior to the placement of the Order, and which Contractor is unable to meet;

•	Special Terms and Conditions to which Contractor has not agreed, prior to placement of the Order, and which are objectionable to Contractor;

•	Prices contrary to those which are in effect at the time of Order issuance; or

•	Services performed or to be performed outside of a geographic area assigned to Contractor.

If Contractor rejects an Order, Contractor shall give AT&T written notice stating Contractor’s reasons for rejecting the Order and the modifications, if any, that would make the Order acceptable to Contractor. Contractor shall furnish Materials and Services that conform strictly to the Specifications established under this Agreement. If Contractor is unable to tender conforming Material and Services, Contractor shall not tender non-conforming Material and Services; the Parties agree non-conforming tenders are not an accommodation to AT&T. All Delivery Dates are firm, and time is of the essence.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

1.4 Term of Agreement

a.	After all Parties have signed, this Agreement shall be effective on the last date signed by a Party (“Effective Date”), and shall continue until August 31, 2017 unless earlier terminated as set forth herein (the “Initial Term”).

b.	After the Initial Term, AT&T shall have the option to extend the term for additional periods up to twelve (12) months each by giving the Contractor written notice at least forty-five (45) days prior to the expiration of the Initial Term or any extended term. The termination or expiration of this Agreement shall not affect the obligations of either Party to the other Party pursuant to any Order previously executed hereunder, and the terms and conditions of this Agreement shall continue to apply to such Order as if this Agreement were still in effect. Likewise, termination or expiration of the General Agreement shall not affect the obligations of either Party to the other Party pursuant to this Agreement, and the terms and conditions of the General Agreement shall continue to apply to this Agreement as if the General Agreement were still in effect.

2.0 Definitions

The following definitions are applicable to this Agreement and Orders submitted in conjunction therewith. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the General Agreement.

2.1 “Actualization” means to positively populate a Milestone completion field in CASPR indicating that all activities and Work prerequisite to such Milestone have been completed. Contractor’s Actualization of any Milestone which permits Contractor to submit an invoice (Invoicing Milestone), in accordance with the Section titled “Invoicing Milestones and Progress Payments” of this Agreement, constitutes Contractor’s warranty that it has completed all Work necessary for completion of that Milestone and that such Work has been completed in strict compliance with this Agreement. In addition, it constitutes Contractor’s certification that all relevant documentation pertaining to the achievement and completion of that Milestone has been uploaded into Siterra or other database as directed by AT&T.

2.2 “Build-to-Suit” means a project that is removed from the Civil contractor’s scope of work at AT&T’s discretion and reassigned to a third party.

2.3 “CASPR” means AT&T’s proprietary software application utilized to monitor the progression of Projects. For purposes of this Agreement, all references to CASPR shall be deemed to refer to PACE, or other comparable CASPR successor, if and when CASPR is replaced by AT&T during the term hereof.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

2.4 “Civil” means the work content that relates to a) the installation or removal of network infrastructure, such as antennae, towers, cables, racks and mounting hardware, and b) the installation of utilities and services (power and local exchange service) necessary for such infrastructure to function at a Site. “Civil” specifically excludes the installation of equipment which requires integration and configuration by the Original Equipment Manufacturer (“OEM”).

2.5 “Construction (Civil) Services Acceptance” (CASPR Milestone *****) means Actualization of Milestone ***** by AT&T, which serves as Acceptance for the delivery of Material and/or completion of Construction Services described in the applicable Order. In no event shall AT&T’s use of Material or Service constitute Acceptance, nor will Acceptance be deemed to occur prior to the date Contractor completes its Delivery.

2.6 “Construction Services” means Contractor’s provision of program management, engineering, project management and Civil-related services for expansion, modification or updating of AT&T’s mobility network. If Contractor is not itself performing Site Acquisition activities related to a given Site, Contractor will coordinate its Construction Services with the activities of the Site Acquisition contractor.

2.7 “Construction Projects” means Projects for new site build (NSB) or site modification Work, excluding work associated with 1) Build-To-Suit agreements, 2) work designated by AT&T for performance by a third party, such as an OEM or another contractor, and 3) Special Projects.

2.8 “COW” means the Services for cell on wheels and cell on light trucks.

2.9 “Final Invoice” means (1) for Construction Services, Contractor’s invoice submitted to AT&T within fifteen (15) days of Actualization of CASPR MS***** (*****) or (2) for Site Acquisition Services, Contractor’s invoice submitted to AT&T within fifteen (15) days following the Actualization of CASPR Milestone *****. For Site Acquisition Services, True-up and delivery of all required documentation shall occur prior to Actualization of CASPR MS*****/*****. If Contractor is performing both Construction and Site Acquisition Services for a given Project, the Final Invoice shall occur as set forth in provision (1) of this definition.

2.10 “Market” means a geographic area defined by AT&T which is the responsibility of a single AT&T AVP of Construction and Engineering.

2.11 “Market Management” means the AVP of Construction and Engineering and members of his or her organization who have responsibility for completion of Projects within the Market.

2.12 “Milestone” means a scheduled event signifying the completion of certain Work used as a Project checkpoint to validate how the Project is progressing, revalidate Work and give management a high-level snapshot of the Project. All Milestones and Milestone categories may be amended by AT&T from time to time.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

2.13 “National Management” means the VP of Construction and Engineering and managers in his or her organization who have responsibility for the completion of Projects across all geographic areas in all Markets.

2.14 “Network Order of Magnitude Review and Acceptance Database” (NORAD) means an AT&T proprietary software application used by AT&T contractors to provide quotes to AT&T, and used as a reporting tool by both contractors and AT&T.

2.15 “Network Outage” means an unplanned loss of Service at one or more cell Sites. Network Outage includes outages caused by the following:

a.	improper removal of power from live equipment;

b.	failure to follow AT&T process guidelines (e.g., contacting AT&T center prior to powering down site);

c.	improper connection, disconnection or integration of live equipment from or to the network (including microwave and other transport equipment);

d.	installation of incorrect equipment (e.g., electrical breaker) into live equipment or network(s;

e.	unauthorized removal or addition of equipment or Materials; and

f.	mishandling of equipment or Materials.

2.16 “Plan of Record” means *****.

2.17 “Program Management” means the performance by Contractor of the functions listed in the Section titled “Program Management” of Appendix A of this Agreement, for the purpose of ensuring that all Projects are delivered within budget and in accordance with applicable schedules.

2.18 “Project” means the Services described in an Order issued to Contractor via NORAD or an equivalent system, including any changes to such ordered Services as may occur prior to completion of CASPR Milestone ***** for Construction Projects or Milestone *****/***** for Site Acquisition Projects.

2.19 “Project Management” means Contractor’s organization, planning, scheduling, directing, controlling, monitoring and evaluating of activities, including those described in the Section titled “Program Management” of Appendix A of this Agreement, to ensure that the stated objectives of a Project are accomplished.

2.20 “Radio Frequency Data Sheet” or “RFDS” means an AT&T document containing Site specific detailed data that is required in order to physically implement AT&T’s RF design. Such document may include azimuth orientation, down tilt, coaxial cable size, and/or power settings.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

2.21 “Site Acquisition Acceptance” (CASPR Milestone *****) means Actualization of Milestone ***** by AT&T, which serves as acceptance of Site Acquisition Services for new site builds (*****) or for UMTS or LTE projects (*****) described in the applicable Order. In no event shall AT&T’s use of Material or Service constitute Acceptance, nor will Acceptance be deemed to occur prior to the date Contractor completes its Delivery.

2.22 “Site Acquisition Complete” (CASPR Milestones *****/*****) means Actualization of Milestones *****/***** by Contractor, which serves as notification by Contractor that Site Acquisition Services are complete for new site builds (MS*****) or UMTS / LTE Projects (MS*****) as described in the applicable Order.

2.23 “Site Acquisition Services” means the performance by Contractor of Program Management, Project Management and the functions described in the section of Appendix A, titled “Site Acquisition Services” of a subordinate agreement for Site Acquisition Services. Site Acquisition Services do not include Services that occur beyond CASPR Milestone *****—*****.

2.24 “Site Level Services” means the performance by Contractor of the functions described in the section of Appendix A titled “Site Level Services.”

2.25 “Siterra” (to be replaced by PACE) means AT&T’s software application used by contractors to deliver engineering and construction documents to AT&T.

2.26 “True Up” means the reconciliation of amounts owed by one Party to the other on a Project.

3.0 General Terms

3.1 Change Orders

1.	AT&T and Contractor may identify needed changes to the scope of the Work (all hereinafter referred to as a “Change”).

a.	Each Party shall respond to a request for Change from the other Party within a reasonable time after receiving the request for Change.

b.	Contractor agrees scoping of Projects shall be done in such a way as to keep Change Orders to a minimum.

2.	Contractor shall not furnish Material or perform Services until such times as the Material or Services are described on an Order except as follows:

a.	The cumulative value of all requests for Change (as submitted in writing by Contractor) on the Project are less than $***** and the AT&T Representative requests or approves in writing that such request for Changes be performed. In such event the Contractor may furnish such Material or perform such Services as if the Order has been issued for such Material and Services provided that Contractor must make written request in time for such Change to be added to the Order prior to the Actualization of MS***** (*****) for Construction Projects.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

b.	The needs of AT&T’s business dictate (in the opinion of the AT&T Project Manager) that Contractor perform the Work identified on the request for Change prior to the date AT&T issues a revised Order reflecting such Work. In such event Contractor may furnish such Material and perform such Services as if the Order has been issued for such Material and Services provided both of the following requirements are met: (1) The AT&T Project Manager (AT&T Project Manager is defined as the AT&T second level manager or higher who has responsibility for the applicable Work) requests in writing that Contractor furnish such Material or perform such Services not yet described on the Order prior to the issuance of the new, updated or revised Order, and (2) the Material and Services not yet described on the Order have been submitted to AT&T as a Project Quote and approved by AT&T in NORAD.

c.	In an emergency AT&T’s representative may verbally request Contractor to perform Work. In such event, AT&T shall issue a confirming Order or revision to the existing applicable Order for all such oral requests.

Contractor shall notify AT&T of all Change Orders within five (5) business days of identification of the need for the Change Order.

3.2 Delivery, Performance and Acceptance

For the purposes of this Agreement, the Section of the General Agreement titled “Delivery, Performance and Acceptance” is deleted in its entirety and replaced with the following:

I.	Overview

a.	Contractor acknowledges the competitive telecommunications marketplace in which AT&T operates and understands that AT&T’s business requires prompt Delivery of Material and provision of Services by the specified Delivery Dates. Therefore, the Parties agree that dates for Delivery of Material and Services are firm, time is of the essence, and Contractor will complete such Delivery in strict conformance with the Specifications.

b.	Notwithstanding AT&T’s Acceptance, AT&T retains the right to revoke Acceptance pursuant to Uniform Commercial Code Section 2-608. In no event shall Acceptance be deemed to occur prior to the date Contractor completes its Delivery of Material or Completion of Services.

c.	*****.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

II.	Correcting non-compliant (defective) Contractor-provided Material and Services prior to the Actualization of MS***** (*****)

1. Service Affecting Defect

a.	Contractor shall respond and begin making required corrections or replacement within four (4) hours of:

i.	AT&T’s notification, written or otherwise, to Contractor that the Material or Services do not strictly comply with the Specifications and that such non-compliance is a Service Affecting Defect; or

ii.	the date and time that Contractor becomes aware of a Service Affecting Defect if not notified by AT&T.

b.	If Contractor fails to complete required corrections or replacements within twenty-four (24) hours after being requested to do so by AT&T either in writing or otherwise, then AT&T may perform the Work itself or have a third party perform the Work, without voiding warranties provided by Contractor under this Agreement and, at AT&T’s option, either

i.	charge the cost for such corrections or replacements to Contractor, or

ii.	deduct the cost for such corrections or replacements from any amounts due Contractor for Material or Services, and

iii.	in addition, AT&T reserves its right to receive liquidated damages pursuant to Section 3.8 titled “Liquidated Damages and Price Adjustments,” subsection e.

c.	AT&T shall have no obligation to Accept or pay for any Material or Services which it determines, in its sole discretion, do not conform to the Specifications established in this Agreement or an applicable subordinate agreement or Order.

d.	If Contractor fails or refuses to make such repairs and/or re-perform such Services AT&T shall receive a full refund of any amounts paid for such Material and Services.

e.	All repairs for defective Contractor-provided Material and or Services prior to the Actualization of MS***** or during the warranty period shall be made *****.

f.	Contractor shall diligently pursue the corrections required until completion.

g.	If Material and/ or Services are found to be unsatisfactory to AT&T and they have not been corrected or replaced by Contractor within twenty-four hours from AT&T’s written or verbal notice, then AT&T may, in addition to all other rights and remedies provided by law or this Agreement, terminate this Agreement and/or any affected Order without liability to Contractor.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

2. Non-Service Affecting Defect

a.	Contractor shall respond and begin making required corrections or replacement within twenty four (24) hours of:

i.	AT&T’s notification, written or otherwise, to Contractor that the Material or Services do not strictly comply with the Specifications, and that such non-compliance is a Non-Service Affecting Defect; or

ii.	the date and time that Contractor becomes aware of a Non-Service Affecting Defect if not notified by AT&T.

iii.	Contractor shall diligently pursue the corrections required until completion.

b.	If Contractor fails to complete required corrections or replacements within seven (7) calendar days after being requested to do so by AT&T, then AT&T may perform the Work itself or have a third party perform the Work, without voiding warranties provided under this Agreement and, at AT&T’s option, either

i.	charge the cost for such corrections or replacements to Contractor, or

ii.	deduct the cost for such corrections or replacements from any amounts due Contractor for Material or Services, and

iii.	in addition, AT&T reserves its right to receive liquidated damages pursuant to Section 3.8 titled “Liquidated Damages and Price Adjustment Credits,” subsection e.

c.	AT&T shall have no obligation to Accept or pay for any Material or Service which it determines, in its sole discretion, does not conform to the Specifications established in this Agreement or an applicable subordinate agreement or Order.

d.	If Contractor fails or refuses to make such repairs and/or re-perform such Services AT&T shall receive a full refund of any amounts paid for such Material and Service.

e.	All repairs for defective Contractor-provided Material and or Services prior to the Actualization of MS***** or during the warranty period shall be made *****.

f.	Contractor shall diligently pursue the corrections required until completion.

g.	If Material and Services that are found to be unsatisfactory to AT&T have not been corrected or replaced by Contractor within seven (7) calendar days from AT&T’s written or verbal notice, then AT&T may, in addition to all other rights and remedies provided by law or this Agreement, terminate this Agreement and/or any affected Order without liability to Contractor.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

III.	Correcting non-compliant (defective) AT&T-provided material / equipment and Services prior to the Actualization of MS***** (*****)

If AT&T- provided material (e.g., EPL equipment) is the cause of a defect but this fact is not known prior to Contractor’s arrival on Site to investigate the defect, Contractor shall

a.	notify AT&T of the defective condition of the AT&T- provided equipment, and

b.	be compensated for any Services authorized by AT&T to correct or replace the defective AT&T-provided equipment at *****.

IV. Responding to Contractor-caused Landlord Complaints

If AT&T notifies Contractor of, or Contractor otherwise becomes aware of a landlord complaint, Contractor shall investigate the issue within twenty-four (24) hours of the earlier of AT&T’s notification or the time when Contractor otherwise becomes aware of the complaint. If caused by Contractor, Contractor shall resolve the complaint within ***** after Contractor becomes aware of the complaint. If the complaint is not caused by Contractor, Contractor shall promptly notify AT&T of the nature of the complaint. If Contractor does not resolve a Contractor-caused complaint within *****, AT&T will recover, as liquidated damages and not as a penalty, ***** ($*****) for each day starting with the date the Contractor was notified or otherwise became aware of the complaint and ending with the day when Contractor fully resolves the issue resulting from the complaint. The amount of AT&T’s potential recovery under this subsection is so limited that it will not exceed $*****.

3.3 Entire Agreement - Subordinate Agreement

The terms contained in this Agreement, and any Orders placed pursuant hereto, including all exhibits, appendices and subordinate documents attached to or referenced in this Agreement or any Orders placed pursuant hereto, together with the General Agreement, will constitute the entire integrated agreement between Contractor and AT&T with regard to the subject matter. This Agreement supersedes all prior oral and written communications, agreements and understandings of the Parties, if any, with respect hereto, except for the General Agreement and any Orders placed pursuant thereto. Acceptance of Material or Services, payment or any inaction by AT&T shall not constitute AT&T’s consent to or acceptance of any additional or different terms from those stated in this Agreement, except for terms in an Order placed by AT&T and signed by both Parties. Estimates furnished by AT&T are for planning purposes only and shall not constitute commitments. Contractor covenants never to contend otherwise. For the avoidance of doubt, it is understood and agreed by the Parties that obligations and rights under Agreement No. 20110823.066.C or any subordinate agreement or order thereunder that by their nature would reasonably continue beyond the termination or expiration of such agreement or subordinate agreement or order thereunder (including those in the Sections titled “Compliance with Laws,” “Information,” “Indemnity,” “Infringement,” “Insurance,” “Publicity,” and “Warranties”) shall survive the termination or expiration of such agreement or subordinate agreement or order thereunder.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

3.4 Insurance

For purposes of this Agreement, subsections c-2, “$1,000,000 each occurrence limit for Products/Completed Operations,” and c-4 of the Section of the General Agreement titled “Insurance” are deleted in their entirety and replaced with item 4 below. Additionally, new items 5, 6 and 7 are added to subsection c as referenced below:

4. Umbrella/Excess Liability insurance with limits of at least $10,000,000 each occurrence with terms and conditions at least as broad as the underlying Commercial General Liability, Business Auto Liability, and Employers Liability policies. Umbrella/Excess Liability limits will be primary and non-contributory with respect to any insurance or self-insurance that is maintained by AT&T.

5. Environmental Insurance (Contractor’s Pollution Liability) with limits of at least $5,000,000 each occurrence, claim, or wrongful act and $10,000,000 aggregate. The policy must include AT&T, its Affiliates, and their directors, officers, and employees as Additional Named Insureds. Contractor shall provide a copy of the Additional Insured endorsement to AT&T. If required within the scope of Contractor’s Work, the insurance required herein cannot exclude coverage for bodily injury, property damage, pollution or environmental harm resulting from or arising out of the Work, asbestos, lead or silica-related claims, claims arising out of microbial matter or bacteria, testing, monitoring, measuring operations or laboratory analyses, or liability arising out of the operation of a treatment facility. The policy must contain a separation of insureds clause. If a motor vehicle is used in connection with the Work, the Business Automobile Liability policy will include coverage at least as broad as Insurance Services Office (ISO) CA 99 48 and be endorsed to include Motor Carrier Act endorsement MCS 90.

6. Explosion, Collapse, and Underground Damage Liability must not be excluded from the Commercial General Liability policy for any Work involving explosives or any underground Work. Explosion, Collapse, and Underground Damage Liability will have the same limit requirement as the Commercial General Liability policy.

7. Professional Liability (Errors & Omissions) insurance with limits of at least $1,000,000 each claim or wrongful act and in the aggregate.

3.5 Invoicing Milestones and Progress Payments

a.	AT&T shall permit progress payments and Contractor shall invoice for progress payments and final payments as described below.

b.	Contractor shall invoice AT&T in the amounts described in Paypoint Sets One and Two (as such terms are defined below) within a) fifteen (15) days of Actualization of the CASPR Milestones described in Paypoint Sets One and Two below or b) in the circumstance described in the section entitled “Change Orders,” within fifteen (15) days of receipt of the revised Order from AT&T which permits invoicing.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

c.	Contractor may invoice AT&T 100% of the value of the Drivers having a line item “Itemized” “ITM” Paypoint designation (Per Appendix D) at any time after the date the Driver is performed, regardless of Milestone, but shall invoice for 100% of such Driver no later than the Final Invoice, as such term is defined in the Section of this Agreement titled “Invoicing and Payment.”

d.	Paypoint Set One—Applies to NSB and ethernet or fiber to the cell site (ETTCS/FTTCS) Projects. Paypoints for Construction and Decommissioning (“Construct”) Drivers:

i.	***** (MS*****/*****) – Allowed progress payment invoice amount is *****% of the price of the Drivers having a “CON” paypoint designation.

ii.	***** (MS*****) – Allowed progress payment invoice amount is *****% of the price of any Drivers having a “CON” paypoint designation.

iii.	***** (MS*****) – Allowed Final Invoice amount is remaining price of all Drivers on the Order.

e.	Paypoint Set Two—Applies to UMTS and LTE Projects. Paypoints for Construction and Decommissioning (“Construct”) Drivers:

i.	***** (MS*****) – Allowed progress payment invoice amount is *****% of the price of any Drivers with a “CON” paypoint designation.

ii.	***** (MS*****) – Allowed progress payment invoice amount is *****% of the price of any Drivers with a “CON” paypoint designation.

iii.	***** (MS*****) – Allowed Final Invoice amount is remaining price of all Drivers on the Order.

f.	MS***** (*****)

i.	Contractor shall be allowed thirty (30) calendar days after the Actualization of MS*****/MS***** to provide to AT&T a Turnover Package for Construction Services. Once AT&T receives the Turnover Package from Contractor, Contractor shall Actualize MS***** (*****). Upon AT&T’s acceptance of the Turnover Package and AT&T’s Actualization of MS*****, Contractor shall invoice AT&T in accordance with this Section and the section titled “Invoicing and Payment”. Construction activities and completed final scope True up within NORAD must be completed by Contractor prior to the Actualization of MS*****.

ii.	In the event that Work is added to the Project after the MS*****/***** invoice is received by AT&T, Contractor shall be allowed the longer of a) thirty (30) calendar days from the date its original MS*****/MS***** invoice is received by AT&T (tracked in AT&T’s Oracle or equivalent system) or b) ten (10) calendar days from the date such additional Work is completed, to Deliver to AT&T a Turnover Package (Turnover Package Delivery Date) and to Actualize MS ***** (*****).

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

iii.	Contractor’s Actualization of MS*****:

a)	Shall serve as notice that it has completed final Order of Magnitude (“OOM”) True up.

b)	Shall, along with the submission of the Final Invoice, serve as Contractor’s certification that (i) it has identified and presented all charges, which shall be deemed a full and final submittal for all costs incurred (including, but not limited, to labor, services, equipment, or Material) for Work performed at the Project Site, and (ii) that no further charges will be submitted by Contractor for such Project following such invoice.

c)	Following the Actualization of MS***** by Contractor, AT&T’s Actualization of MS*****, and Contractor’s submission of the Final Invoice, AT&T shall be under no obligation to consider or accept any further charges in connection with the Order.

3.6 Invoicing and Payment

For avoidance of doubt, the provisions of this Section shall apply, notwithstanding anything to the contrary in the Section of the General Agreement titled “Invoicing and Payment.”

a.	Invoices will follow the Invoicing Milestones set forth in the Section entitled “Invoicing Milestones and Progress Payments” of this Agreement, and shall contain such other information, and shall be in such format, as AT&T may from time to time specify. Contractor’s invoices shall reference only one (1) Order number, and Contractor may invoice for Work only after Work has been completed.

b.	Contractor shall invoice within a) fifteen (15) days of the Actualization of the applicable invoicing Milestone or b) in the circumstance described in section entitled “Change Orders,” fifteen (15) days of receipt of the revised Order from AT&T which permits invoicing. Where Electronic Data Interchange (“EDI”) is used, Contractor will fill in the required fields of information in the EDI system. Invoices shall reference the Order number.

c.	AT&T shall pay Contractor in accordance with the prices set forth in AT&T’s NORAD system or as set forth in an applicable Order within sixty (60) days of the date of receipt of the invoice. Payment for shortages or Services not conforming to the Specifications, and portions of any invoice in dispute, may be withheld by AT&T until such problem has been resolved. If AT&T disputes any invoice rendered or amount paid, AT&T shall so notify Contractor. The Parties shall use their best efforts to resolve such dispute expeditiously. Invoices received by AT&T more than one (1) year after the performance of Services or Delivery of Material are untimely and AT&T shall have no obligation to pay such invoices. At Contractor’s option, and upon AT&T’s receipt of an accurate and payable invoice, Contractor may offer and AT&T may accept a one percent (1%) discount on all invoices paid by AT&T within twenty (20) days. All other payments shall be made by AT&T within sixty (60) calendar days from receipt of an accurate invoice.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

d.	Contractor shall present an invoice to AT&T within fifteen (15) days of the latter of i) Actualization of CASPR MS***** (*****); or ii) receipt of any revised Order issued as a result of True-Up. Such invoice shall be considered the “Final Invoice.” A True Up shall occur prior to MS***** (*****). Any errors or deficiencies in any invoice submittal to AT&T must be corrected and resubmitted within five (5) business days.

e.	Contractor is responsible for the accuracy and completeness of invoices submitted for payment and all invoices must clearly identify the invoicing Milestones (each a “Paypoint” as described in the Section of this Agreement titled “Invoicing Milestones and Progress Payments”).

3.7 Liens

a.	To the extent permitted by applicable state law, Contractor agrees that no mechanic’s liens or other claim or claims in the nature of a lien or charge shall be filed or maintained by Contractor or by a lien or claimant claiming through Contractor, against the real estate owned by or leased by or licensed to or otherwise used or occupied by AT&T, or against any money due to or coming due from AT&T for materials, labor, services or equipment in connection with the Service(s), and that such right to file any such lien, claim or charge is hereby waived expressly. Contractor shall not serve or file any notice or document, or take any other action, which would be a prerequisite for filing a lien claim.

b.	Contractor shall insert the following language in any of its contracts or permitted subcontracts with parties furnishing labor, materials, services or equipment.

c.	“Subcontractor agrees that no mechanic’s liens or other claim or claims in the nature of a lien or charge for materials, labor, services or equipment in connection with the Service(s) shall be filed or maintained by Subcontractor or by any lien or claimant claiming through Subcontractor against real estate owned by or leased by or licensed to or otherwise used or occupied by AT&T or against money due to or coming due from AT&T to the general contractor and that any such right to file such lien, claim or charge is expressly waived.”

d.	If any lien or encumbrance is filed and Contractor does not remove the lien within fifteen (15) days of written notification by AT&T, AT&T will have the right, but not the obligation, to pay such sums or take such actions as necessary to have the lien removed or discharged, and Contractor shall indemnify, defend and save AT&T harmless from and against all resulting loss and expense, including reasonable attorneys’ fees.

e.	Appendix L (“Contractor’s Receipt of Payment, Release and Waiver of Lien”) shall be i) submitted prior to AT&T Actualizing MS***** (*****), and ii) shall show that if AT&T pays the Final Invoice amount, then the amount remaining to be paid shall equal $0.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

3.8 Liquidated Damages and Price Adjustment Credits

If Contractor fails to complete the Services or fails to correct a Defect as described in subsections c and e below within the applicable interval set forth therein (and such delay is not caused by AT&T, an AT&T provider, or any event beyond the reasonable control of Contractor or persons furnished by Contractor and occurring without its or their fault or negligence) or causes a Network Outage as set forth in subsection d below, AT&T will suffer damages proximately caused by such delay or other occurrence in an amount difficult to ascertain with certainty. Therefore, in any such case, AT&T will recover, as liquidated damages and not as a penalty, the applicable sum set forth herein.

a.	CASPR Accuracy

i.	Contractor must maintain a minimum threshold of ninety eight percent (98%) data accuracy in CASPR. Failure to meet this threshold will result in a credit of ***** ($*****) per occurrence. Examples of CASPR data criteria AT&T will review to determine data integrity include the following (this list is not all inclusive and AT&T will review other CASPR data parameters and criteria as necessary):

a)	Predecessor logic

b)	Forecast accuracy

c)	Attribute data

d)	Vendor assignments in CASPR

e)	Cycle times

ii.	The Parties acknowledge and agree that the credits are paid in recognition of the diminished value of the Services resulting from Contractor’s failure to meet the agreed upon level of performance. Such credits are part of the compensation arrangement between the Parties, not a penalty or liquidated damages. Furthermore, the credits will not limit AT&T’s right to recover, in accordance with this Agreement, damages incurred by AT&T.

iii.	For purposes of the application of credits herein, *****.

b.	Factory Made Jumpers

Contractor shall use factory made jumpers for all new installations of the applicable AT&T equipment in accordance with AT&T RF Cabling Standard ATT 002-290-140, *****. *****. If handmade or field-made jumpers are rejected by AT&T, then Contractor shall replace any handmade jumper with a factory made jumper at Contractor’s expense. In addition, for each handmade jumper used to install AT&T equipment, Contractor shall credit AT&T in the amount of ***** ($*****). The Parties acknowledge and agree that the credits are paid in recognition of the diminished value of the Services resulting from Contractor’s failure to meet the agreed upon level of performance. Such credits are part of the compensation arrangement between the Parties, not a penalty or liquidated damages. Furthermore, the credits will not limit AT&T’s right to recover, in accordance with this Agreement, damages incurred by AT&T.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

c.	MS*****/*****

i.	If Contractor fails to Actualize MS*****/***** by the “Planned MS*****/***** Date” (the Delivery Date for the purposes of this Section), as it may be amended by AT&T, for the Project as listed in CASPR, then AT&T will recover, as liquidated damages and not as a penalty, ***** ($*****) for each day starting with the Delivery Date and ending with the day when Contractor completes the delayed Delivery or AT&T terminates the applicable Order, whichever occurs first. The amount of AT&T’s potential recovery under this Section is so limited that it will not exceed ***** (*****%) of the total price of the affected Order.

ii.	Contractor shall not be responsible for any delays caused by AT&T or the third party base transceiver station (BTS) equipment vendor and the “Delivery Date” for purposes of the application of liquidated damages shall be extended one day for each day of delay caused by either AT&T or the third party BTS equipment vendor’s performance.

d.	Network Outage

If during the course of performing Work on an AT&T Site, Contractor causes a Network Outage that lasts more than *****, Contractor shall pay to AT&T liquidated damages in the amount of ***** ($*****) per hour for each affected Site (i.e., a Network Outage that affects multiple Sites will be calculated as multiple Network Outages), commencing at the expiration of such one (1) hour period and continuing until the Network Outage has been corrected. These liquidated damages will be capped at a maximum of ***** ($*****) per Network Outage or group of Network Outages arising from a single occurrence. For purposes of this Section, a Network Outage includes the loss or significant degradation of any class of service at a Site, such as LTE, UMTS, or GSM.

e.	Service Affecting Defect or Non Service Affecting Defect Liquidated Damages

i.	During the term of this Agreement, Contractor shall respond to Service Affecting and Non-Service Affecting Defects as requested by AT&T. If Contractor cannot respond in the applicable time specified for its response in the Section of this Agreement titled “Delivery, Performance and Acceptance”, AT&T may itself perform or hire a third party to perform the repairs and shall charge back (in addition to the liquidated damages set forth below) i) for out of warranty repairs, any excess costs incurred by AT&T over and above those costs AT&T would have incurred to Contractor had Contractor responded or ii) for repairs covered by Warranty, the entire cost of repair.

ii.	If the Contractor has not responded to and corrected or made all possible progress towards correcting the Defect within the timeframes specified in the Section of this Agreement titled “Delivery, Performance and Acceptance”, the following liquidated damages shall apply: Service Affecting Defects—$***** per hour per affected Site until corrected. Non Service Affecting Defects—$***** per hour per affected Site until corrected. Service Affecting Defect and Non Service Affecting Defect liquidated damages will be capped at a combined ***** ($*****) per Order.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

f.	Turnover (Close Out Package)

i.	In accordance with the Section of this Agreement titled “Invoicing Milestones and Progress Payments”, Contractor shall be allowed thirty (30) calendar days from the date of the Actualization of MS*****/MS***** to Deliver to AT&T a Turnover Package (Turnover Package Delivery Date) and to Actualize MS***** (*****). If Contractor fails to Deliver the Turnover Package and Actualize MS***** by the Turnover Package Delivery Date (the Delivery Date for the purposes of this Section) then AT&T will suffer damages, proximately caused by such delay, in an amount difficult to ascertain with certainty. Therefore, in such a case, AT&T will recover, as liquidated damages and not as a penalty, ***** ($*****) for each day starting with the Delivery Date and ending with the day when Contractor completes the delayed Delivery or AT&T terminates the applicable Order, whichever occurs first. The amount of AT&T’s potential recovery under this Section is so limited that it will not exceed ***** (*****%) of the total price of the affected Order.

ii.	Contractor shall not be responsible for any delays caused by AT&T and the “Delivery Date” for purposes of the application of liquidated damages herein shall be extended one (1) day for each day of delay caused by AT&T.

g.	Offset

AT&T shall have the right to offset amounts owed to it as liquidated damages or under this clause against any amounts owed to Contractor under this Agreement, under any Orders placed pursuant to this Agreement, or under any other agreement.

h.	Other

Notwithstanding the above provisions set forth in Section 3.8 and subsections thereunder, *****. These provisions concerning liquidated damages or price adjustment credits are intended to be and shall be cumulative and in addition to every other remedy now or hereafter possessed by AT&T, including its termination and warranty rights.

3.9 Modification of Existing Drivers

AT&T may, at its discretion, modify existing Drivers at any time. Such change will be made in accordance with the Section titled “Price and Driver Scope Confirmation”.

3.10 Price

Material and Services shall be furnished by Contractor in accordance with the prices set forth in AT&T’s NORAD system as of the Effective Date, which prices are hereby agreed to, or Orders submitted by AT&T, or pursuant to firm prices which are quoted by Contractor for such Material and Services, whichever price is lower. *****

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

3.11 Price and Driver Scope Confirmation

Driver scope is set forth in Appendix D of this Agreement and is also located in AT&T’s NORAD system. Driver Pricing in effect as of the Effective Date is located in AT&T’s NORAD system and is agreed to by the Parties, subject to Section 3.10 above. Any changes in Driver scope or pricing following the implementation of the price reductions specified in Section 3.10 shall be agreed to by the Parties pursuant to the processes described below and entered into NORAD with the same effect as if they were listed in Appendix D of this Agreement. Such process shall be as follows:

i.	One Party proposes a change in writing (for which purpose an email shall suffice) to the other.

ii.	The receiving Party responds in writing.

iii.	Once the Parties reach tentative agreement for changed (new, modified or deleted) Drivers and/or prices and an effective date for the changes, AT&T will accept such Drivers and prices and effective date by loading the Drivers and prices in NORAD and notifying Contractor in writing.

iv.	Contractor will confirm accuracy of such Drivers and prices and effective date in NORAD and advise AT&T in writing of any which are incorrect.

v.	New or changed Drivers or Driver pricing posted in NORAD by AT&T shall be deemed to be correct and accepted by Contractor if Contractor does not provide notification of any objections thereto within five (5) business days of AT&T’s notification to Contractor of the change in NORAD.

3.12 Project Quote (NORAD Process)

The following is the process to be used by Contractor to request Orders from AT&T regarding NSB and non-NSB Projects.

i.	AT&T will typically provide Contractor with an RF Data Sheet (RFDS) or scope of work.

ii.	Within ten (10) business days of receipt of the RFDS or scope of work, Contractor shall submit (via upload to NORAD or equivalent) a Project Quote to AT&T’s representative for all Work through the applicable ***** Milestone *****/***** for the Project type.

iii.	Such Project Quote may, if mutually agreed to by the Parties, include Drivers and scoping for Work beyond Milestone *****/*****. Upon approval AT&T will issue an Order to the Contractor based on the Project Quote via NORAD.

iv.	Project Quotes shall include all existing Work Authorizations (excluding taxes), along with a complete list of the applicable Drivers and associated pricing as determined by Contractor’s scoping of the Work necessary to Deliver the Project.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

3.13 Punch list Complete

a.	Contractor shall complete all punch list items no later than ***** (*****) calendar days from the Actualization of MS*****/*****.

b.	Upon request by AT&T, Contractor will be required to perform a single site walk with an appropriate AT&T representative to ensure all requirements have been met and all punch list items have been completed; provided that additional site walks may be required in the event that non-conforming Work is identified. In addition, all quality control and other required documentation must be transmitted to and accepted by AT&T to complete each punch list.

3.14 Rejection and Replacement, or Removal of Work and Material

Contractor shall, within twenty-four (24) hours after receiving a written order from AT&T’s representative to that effect, proceed to remove from AT&T’s premises, all defective or non-conforming Materials, whether worked or un-worked, at Contractor’s expense and to take down all portions of the Work which are unsound or improper or which shall be determined by AT&T’s representative to in any way fail to comply with AT&T’s Specifications, and to promptly replace them with sound and proper Material in a good and workmanlike manner to the satisfaction of AT&T’s representative. Nothing in this Agreement shall be construed as relieving Contractor of Contractor’s continuing duty to inspect the Work and detect and correct any such defective or non-conforming Work or Material. Contractor will respond to extraordinary events, such as large quantities of defective Materials across multiple site locations, in a timely manner and will coordinate with AT&T on a progress plan. For greater certainty, defective material furnished by AT&T, and not by Contractor, shall be removed at AT&T’s expense in accordance with subsection III of Section 3.2 above.

3.15 Removal and Management of Used Batteries

Contractor shall provide removal and transportation of universal waste batteries and universal waste battery management Services. These Services are more specifically described in Appendix J: Removal and Management of Used Batteries.

3.16 Resource Recovery Center (RRC)

Contractor and any subcontractors it utilizes to perform the Services will accurately and completely fill out and sign any necessary shipping documentation on behalf of AT&T or as an authorized agent of AT&T prior to transporting Hazardous Waste, hazardous materials, or universal waste off-site for disposal. Prior to leaving any AT&T facility with such Hazardous Waste, hazardous materials, or universal waste for disposal off-site, Contractor shall sign and date any required shipping documentation on behalf of AT&T and provide a copy of the signed shipping documents to the responsible AT&T employee. Contractor shall subsequently fax a copy of the final shipping document (with signatures) to the AT&T RRC for retention in the project file (if applicable) and mail the original generator copy to the RRC not more than fifteen (15) days after pick-up. Documentation shall be mailed to the appropriate address as detailed below:

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

Outside of California: AT&T Services Inc., Attn: Environment, Health & Safety (EH&S), Resource Recovery Center (RCC), One AT&T Way, Room 2C140, Bedminster, NJ 07921 — Phone: ***** (*****) — Fax: *****

California: AT&T Services Inc., Attn: Environment, Health & Safety (EH&S), Resource Recovery Center (RCC), P.O. Box 5095, Room 3E000, San Ramon, CA 94583-0995 — Phone: ***** (*****) — *****

3.17 Safety

Contractor is responsible for the safe performance of all services provided under each Order, and shall maintain a safety program appropriate to the Services being performed which complies with all laws and any requirements specified in the Order. Contractor shall have at least Support Membership status (as defined by NATE) with the National Association of Tower Erectors (“NATE”), or a successor organization approved by AT&T, and shall be actively engaged in implementing best practices, safety requirements and training as advocated by the NATE organization or such successor organization. Further, Contractor, its applicable Subcontractors and their respective tower crews are required to be certified by a training provider recognized by NATE or such successor. Additionally, all tower workers are required to have Competent Climber certification as defined by OSHA. AT&T does not undertake to provide Contractor, its Subcontractors or their employees or representatives with a safe place to work, and Contractor is responsible for providing such a safe place to work. Contractor shall not be relieved of its duties with regard to the safe performance of the services by reason of any conduct, acts or omissions of any inspector, employee or representative of AT&T or its landlord or its customer. Contractor shall take all reasonable measures and precautions at all times to prevent any bodily injury (including death) of its personnel, its Subcontractors’ personnel and any person who is on or near the premises where such Work is being performed. Notwithstanding anything to the contrary in this paragraph, Contractor agrees to perform all Work and furnish tools and equipment that comply with known safety regulations, practices, and precautions, including, but not limited to, regulations under the Occupational Safety and Health Act of 1970, as amended, or regulations of any Federal, State or local authorities. Contractor shall comply with the Federal Communications Commission (“FCC”) regulations that cover Radio Frequency (“RF”) radiation safety, including ANSI C95.1-1982 adopted by the FCC in 1986, and 47 CFR 1.1310 RF Maximum Permissible Exposure (“MPE”) limits. Contractor shall operate under an RF safety program, and workers must be fully aware and able to exercise control over their exposure to RF fields. Contractor shall establish a safety organization to implement safety management roles and responsibilities, which include training content and description, communications, inspection and audit, standards and criteria, and frequency and timing of aforementioned aspects of the safety program. Contractor shall develop a system to record and report tower crew personnel certifications, OSHA, EPA and other federal, state and local required information for environmental and public health and safety. Contractor shall maintain staff necessary to provide functional oversight and perform audits to ensure compliance at the national, regional, and market level. Contractor shall provide a “recovery plan” within thirty (30) days of experiencing a work-related or OSHA reportable “major incident” (hospital/death). Such plan shall identify what specific failures contributed to the incident and what

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

practices have or will be implemented to ensure that the incident does not recur. AT&T and Contractor recognize that Contractor may impose stricter requirements on its Subcontractors relating to health and safety by mutual agreement. In the event of conflict between the requirements of this clause and any Contractor requirements imposed on its Subcontractors, the stricter health and safety requirements of the two shall prevail.

3.18 Site Ready for Third Party

a.	OEM

Contractor shall Actualize ***** (CASPR Milestone *****/*****) prior to Actualizing ***** (CASPR Milestone *****/*****). Actualization of CAPSR Milestone *****/***** by the Contractor is Contractor’s representation that the Site has been constructed in compliance with the Specifications and Contractor has completed the preparation of the Site for delivery of the material and services ordered by AT&T from the OEM or other third party. In the event that the OEM or other third party delivers or attempts to deliver the material and services and the Site is found not to be ready as was represented by Contractor then Contractor shall be responsible for any costs incurred by AT&T to reimburse the OEM or other third party for the Site not being ready to accept delivery. Such costs shall be applied as a credit on Contractor’s next invoice applicable to the Order for the Project.

b.	LEC

Contractor shall Actualize ***** (CASPR Milestone *****) prior to Actualizing ***** (CASPR Milestone *****/*****). Actualization of CAPSR Milestone ***** by the Contractor is Contractor’s representation that the Site has been constructed in compliance with the Specifications and Contractor has completed the preparation of the Site for delivery of the material and services ordered by AT&T from the LEC (including AT&T) or other third party. In the event that the LEC or other third party delivers or attempts to deliver the material and services and the Site is found not to be ready as was represented by Contractor then Contractor shall be responsible for any costs incurred by AT&T to reimburse the LEC or other third party for the Site not being ready to accept delivery. Such costs shall be applied as a credit on Contractor’s next invoice applicable to the Order for the Project.

3.19 Turnover Package (Close-out Package)

a.	The Turnover Package shall include, but not be limited to, documentation required by Appendix A Sections entitled “Procurement of Material” and “Service Work Authorizations”, all document Deliverables identified as an inclusion of individual Drivers, the ND298 Checklist, WA’s, Project and Program Management Deliverables and the documents required per AT&T standards documents ND298 and ND51.

b.	AT&T shall endeavor, but shall not be committed, to review the Turnover Package and either 1) approve it by way of Actualizing MS ***** or 2) disapprove it by way of un-Actualizing MS*****, within 60 calendar days of Contractor’s MS***** Actualization. AT&T shall endeavor, but shall not be committed to, provide Contractor with a written reason for any un-Actualization of MS*****, such as that a certain document or documents were incorrect or missing. In no event shall AT&T’s use of Material or Service constitute Acceptance, nor will Acceptance be deemed to occur prior to the date Contractor completes its Delivery.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

c.	AT&T’s Actualization of MS***** shall be based on the following criteria.

i.	The date of MS***** Actualization is in logical sequence relative to other Project Milestones which have been Actualized or met; and

ii.	Punch list items are complete per Section entitled “Punch list Complete”; and

iii.	AT&T agrees the Turnover Package has been Delivered and that MS***** was properly Actualized.

d.	AT&T, in its sole discretion, may allow an exception to the Delivery Date for certain Turnover Package Deliverables when the Delivery delay is beyond Contractor’s control (e.g., *****); requests for any such exceptions must be documented by Contractor and submitted along with an anticipated revised Delivery Date for the delayed documentation. AT&T expects such Deliverables will be delivered by the anticipated revised Delivery Date.

e.	For the avoidance of doubt, the Turnover Package is a Deliverable and is due to AT&T on the Turnover Package Delivery Date as described above. While it is AT&T’s desire and intent to receive and accept a correct and complete the Turnover Package, AT&T cannot wait indefinitely for Delivery of the Turnover Package.

f.	If Contractor fails to complete Delivery by the later of i) the Turnover Package Delivery Date or ii) fifteen (15) calendar days from the date AT&T notified Contractor that the Turnover Package was not correct and complete, AT&T may elect (but shall not be required) to forego such Delivery, in whole or in part, and Contractor agrees to reduce its Final Invoice to AT&T by $2500. AT&T shall notify Contractor in writing of its election to forego such Delivery and shall be entitled to keep whatever portion of the incomplete or incorrect Close-out Package that it so desires.

g.	Scoping Division of Payments. AT&T expects the Contractor to act in good faith in scoping Projects. It is normal for scope to be added and removed during the life of a Project. Given the division of payments, AT&T will monitor the Contractor invoicing for specific unacceptable practices, such as front loading scope and excessive revision downward of later payment values. If AT&T, in its sole discretion, determines that Contractor is leaving abnormally little scope at the later pay points for Civil Work, AT&T may suspend the ability of Contractor to submit invoices for progress payments as described in this Section. Actions AT&T may take in this event include, but are not limited to, moving 100% of the Civil compensation to MS*****.

h.	If AT&T discovers errors or omissions in Turnover Package documents after AT&T Actualizes MS*****, AT&T will notify Contractor accordingly. Contractor will have ***** (*****) days from the date of AT&T’s notification to resolve the discrepancy. If the discrepancy is not resolved by Contractor in a manner reasonably satisfactory to AT&T within that period, in addition to any other rights and remedies it may have, AT&T may terminate this Agreement and any or all Orders without liability to Contractor.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

3.20 Warranty

For purposes of this Agreement, the Section of the General Agreement titled “Warranty” is amended to delete and replace items 12 and 13 and to add new items 14 and 15 as follows:

12) If at any time during the warranty period for Material or Services AT&T believes there is a breach of any warranty, AT&T *****, notify Contractor setting forth the nature of such claimed breach. Contractor shall promptly investigate such claimed breach and shall either (i) provide Information satisfactory to AT&T that no breach of warranty in fact occurred or (ii) at no additional charge to AT&T, promptly take such action as may be required to correct such breach. If the required corrective action is to re-perform the Services and/or repair the Material, and if Contractor fails or refuses to make such repairs and/or re-perform such Services, commencing within ***** (*****) ***** and completed within ***** (*****) ***** for Service Affecting Defects, or commencing within ***** (*****) ***** and completed within ***** (*****) ***** for Non-Service Affecting Defects, then, unless waived by AT&T, in addition to any other remedies, AT&T shall have the right to receive a full refund of any amounts paid for such Material and Services. If Contractor does not perform as detailed herein, at AT&T’s option, AT&T may either (i) charge the cost of such correction, replacement or other remedy to Contractor, or (ii) deduct the cost of such remedy from any amounts due Contractor for Material or Services under this Agreement.

13) If a breach of warranty has not been corrected in accordance with the timelines set forth in the preceding paragraph, or if two or more breaches of warranty occur in any sixty (60) day period, AT&T may terminate this Agreement and/or the applicable Order without liability.

14) The warranty period in all cases shall commence upon Acceptance (MS*****) for all Projects, except when a Project is for Site Acquisition Services only. Acceptance for Site Acquisition only Projects occurs at MS*****.

15) If AT&T requests that Contractor perform warranty Services after MS***** has been actualized and such Services result in charges to AT&T due to any or all of the actual scope of the maintenance or repair work not being covered by Contractor’s warranty, Contractor shall create a maintenance order of magnitude (OOM) in NORAD and, upon approval by AT&T, charge AT&T for the applicable Drivers, *****.

3.21 Work Summary

a.	Upon request by AT&T, Contractor shall provide a Work Summary as such term is defined immediately below.

b.	A Work Summary is a set of documents which will allow AT&T to understand the Work in progress at a Site, including the anticipated costs to leave the Site as is or continue Work until a logical stopping point is reached. Work Summaries, when requested, shall be due to AT&T within thirty (30) calendar days of being requested in writing by AT&T.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

c.	Work Summaries shall include:

1.	A description of the Work and cost estimate to continue Work until the next Paypoint and Non-Paypoint Milestone is reached;

2.	A description of the Work and cost estimate to preserve Work in progress should AT&T elect not to allow Work to continue to the next Milestone;

3.	Listing of any agreements affected by a proposed termination or Suspension, together with recommended steps to eliminate or mitigate costs to AT&T;

4.	Cost to complete Delivery of the Site;

5.	Such other information as AT&T may request.

4.0 Execution of Agreement

4.1 Transmission of Original Signatures and Executing Multiple Counterparts

Original signatures transmitted and received via facsimile or other electronic transmission of a scanned document (e.g., pdf or similar format) are true and valid signatures for all purposes hereunder and shall bind the Parties to the same extent as that of original signatures. This Agreement may be executed in multiple counterparts, each of which shall be deemed to constitute an original but all of which together shall constitute only one document.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed as of the date the last Party signs.

Goodman Networks, Inc.	AT&T Mobility LLC By AT&T Services, Inc., its authorized representative

By: /s/ Ron B. Hill	By: /s/ Tim Harden
Printed Name: Ron B. Hill	Printed Name: Tim Harden
Title: CEO	Title: President Supply Chain & Fleet Operations
Date: September 1, 2014	Date: 08/26/2014

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

Appendices

Appendix A – Statement of Work

Contractor shall provide Construction Services, which includes program management, project management, engineering, coordination and support for third party Site Acquisition contractors, tower and Civil related services for AT&T’s mobility network for all jobs assigned by AT&T.

A.	Overview

1)	Upon the Effective Date of this Agreement, Contractor shall be responsible for performing Construction Services for the Projects assigned to Contractor for those Projects or projects that are on or will become part of the Plan of Record.

2)	Construction Services shall also be provided for any other Projects or projects assigned to Contractor by AT&T which are not part of the Plan of Record as mutually agreed to by the Parties.

3)	Contractor shall provide Site Level Services as ordered by AT&T in accordance with the Section titled “Scope of Agreement”. Site Level Services are described in the Section titled “Site Level Services” of this Appendix A.

4)	Without limiting the generality of the foregoing, AT&T in its sole discretion may treat a Special Project, as such term is defined in the Definitions Section of the General Agreement, as a Project to be performed hereunder or not as a Project to be performed hereunder. If AT&T determines to treat such Special Project as a Project to be performed hereunder, AT&T may issue an Order to Contractor for such work pursuant to this Agreement. Any Order issued to Contractor outside of NORAD which is not part of the Plan of Record shall not be considered a Project to be performed hereunder and shall not be governed by this Appendix A unless this Appendix A is specifically referenced in the Order for such Services.

5)	Acronyms

AT&T Term:	Definition:
CASPR / PACE	Cost Analysis and Schedule Progress / Program Administration and Controls for the Enterprise Reporting
NSB	New site build
FCC	Federal Communications Commission
FAA	Federal Aviation Authority
SCIP	Site Candidate Information Package
UMTS	Universal Mobile Telecommunications System
WA	Work Authorization
CATS	Centralized Asset Tracking System
LTE	LongTerm Evolution

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

B.	Program Management

1)	Costs and Payment

The payment by AT&T of Project Management Drivers is full compensation for Contractor providing Program Management Services to AT&T.

2)	Program Management General Requirements

a.	Contractor shall maintain a consistent group of personnel to interface with AT&T.

b.	Contractor’s staff, consultants, and subcontractors shall be familiar with the needs of the AT&T Market and shall have experience performing the type of work described in this Appendix A in any assigned geographic area.

3)	Warranty Program Requirements

Contractor shall furnish a warranty tracking application which shall be accessible by AT&T via personal computer and internet connection. Such application shall be organized in such a way that AT&T may determine the warranty, including the start and end date, for each Material and Service provided by Contractor on a particular Project or a particular Project Site.

4)	Program Management Tools and Applications Requirements

a.	Contractor will update as required by AT&T the following applications.

*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****

b.	Wherever this Agreement or an Appendix refers to an electronic or computer application, database, or system, its successor application, database, or system shall also be deemed to be included upon replacement of the original. Contractor may request a corresponding price adjustment (to be applied to the Project Management Driver(s)) should AT&T’s list of active applications exceed a total of fifteen (15) applications. . AT&T however is under to no obligation to accept or approve such change requests.

c.	AT&T will train and provide limited support to a Contractor single point of contact concerning the access and use of the above listed applications. Contractor is expected to train others within Contractor’s organization.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

5)	Procurement of Material

a.	Methods of Contractor Furnished Material

1.	Incidental Material means materials that cannot physically be counted or are not a permanent part of a cell site. There is no additional compensation for incidental materials, e.g. nails, zip ties, tape, glue, cold galv, etc. Incidental Materials are compensated via Project Management drivers.

2.	Base Driver Materials (*****) means reoccurring standard items with contracted pricing , e.g. ice bridge, CAT 5, conduit, etc. Payment will be made at contracted paypoints. AT&T may request contractor to substantiate quantities.

3.	Non Tracked Cost Plus refers to a sale of Material from Contractor to AT&T in which the price of the Material is established by means of the Cost Plus process as described below.

a)	The Cost Plus method requires Contractor to establish “Cost” by providing AT&T with receipts showing what Contractor paid for the specific Material if the “Cost” differs from the AT&T price for the Material as determined by an agreement between AT&T and the supplier of the Material. AT&T agrees to pay Contractor ***** times Cost (i.e., Contractor’s allowed margin over Cost shall be *****%) (the “Markup”) with the exception of towers, shelters and generators, for which AT&T agrees to pay Contractor ***** times Cost (i.e., Contractor’s allowed margin over actual Cost shall be *****%) Contractor’s supplier receipts or other documentation as may be used to prove Cost shall be submitted at True up.

b)	“Cost” as it relates to “Cost Plus” in this Section or as described in a Driver means the amount paid by Contractor for the Material. Cost specifically excludes Contractor’s overhead and other operating expenses, as well as profit. Contractor’s total compensation for all other direct and indirect expenses, overhead and profit related to the provision of Cost Plus Material to AT&T shall be the Markup.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

c)	Contracted Materials (CONMAT) – (includes Tracked and Non-Tracked Materials) descriptions and quantities are loaded into NORAD, including for towers, shelters and generators. CONMAT Materials are Materials for which AT&T has a contract with an OEM or other source of such Material, including a contract price (the “AT&T Price”) for direct purchase of the Material by AT&T from the OEM or other source. If the cost plus price of the Material equals the AT&T Price then Contractor is required to provide a packing slip. If the cost plus price does not match the AT&T’s Price then Contractor is required to provide a packing slip and an invoice from the Contractor’s material supplier to establish the cost. Materials furnished through the CONMAT process shall be provided in accordance with AT&T RF Cabling Standard ATT 002-290-140 with emphasis on factory made jumpers. Contractor shall use factory made jumpers for all new installations of applicable AT&T equipment. Handmade or field-made jumpers will be rejected by AT&T and Contractor shall replace such jumpers and install factory-made jumpers at Contractor’s expense.

i.	Tracked means items for which AT&T has already contracted a price, including Towers, Shelters, Generators, antennas, etc. and are one or more of the following: serialized, CATS-tracked, or maintained as a fixed asset, AT&T policies require these items to have their own line on the purchase order for tracking and depreciation purposes and Contractor shall provide individual line items on its invoice for Tracked items. Payments shall be made by line item on the purchase order.

ii.	Non-Tracked means items for which AT&T has already contracted a price but are not tracked, e.g., hoisting grips jumpers, connectors, etc. All items in CONMAT that are not tracked will receive a single purchase order line under contract paypoint MS*****.

iii.	Non-Contracted Materials (NONCON) – items which have no negotiated AT&T Price, e.g. lumber, concrete, etc. These items are entered free-form into the Non-Contracted section of NORAD to capture a wide range of potential items. In the event these materials are recurring, the Contractor can establish Preapproved Materials (“PAM”) which act as drivers with unique identification numbers in NORAD to allow for rapid input, approval and invoicing. For the avoidance of doubt, packing slips and Contractor invoices are required to establish the value of Non-Contracted Materials (unless item is loaded as PAM within NORAD; then only packing slips are potentially required). Invoicing and payment shall be made in accordance with contracted paypoints.

4.	Shipping and Freight to Project Site

a)	Included in the *****% Markup of all contracted and non-contracted Material, with the exception of towers, shelters and generators.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

b)	Contractor shall be paid *****% of the price of the freight (i.e., a *****% markup) for towers, shelters and generators if the Contractor has paid for the freight. The *****% markup of the freight shall be entered into NORAD by Contractor via drivers “TWWA” for towers, “SHWA” for shelters, and “GEWA” for generators under WA type “Self Perform”. Under no circumstances shall the actual freight price be input into NORAD. Contractor shall itemize freight charges on its invoice for corresponding purchase order line. Contractor may be required to provide the invoice from the shipper for the actual freight charges.

c)	Contractor shall not be compensated by any ***** Drivers (*****) for these material types.

5.	Invoicing

a)	Tracked Materials (CONMAT) receive their own purchase order line, Contractor shall submit the applicable packing slip and material invoice from the Contractor’s supplier to AT&T once the material is in the Contractor’s possession. Once AT&T accepts the packing slip and material invoice from the Contractor’s supplier, Contractor will be allowed to issue its invoice.

b)	Non-Tracked Materials (CONMAT) this Material will receive its own purchase order line and has an MS***** paypoint. Contractor shall submit the applicable packing slip and material invoice from the Contractor’s supplier to AT&T once the material is in the Contractor’s possession. Once AT&T accepts the packing slip and material invoice from the Contractor’s supplier, Contractor will be allowed to issue its invoice.

c)	The price Contractor may charge AT&T for Material which Contractor may furnish shall be based on the AT&T-CONMAT process, the Cost Plus process or the Quoted Price process. If the AT&T CONMAT process is not available for use AT&T shall have sole authority to determine whether pricing for Material for a particular Order is Cost Plus or Quoted Price.

d)	Non-Contracted Materials - the Cost plus price for the Material shall be invoiced at the following contracted milestone paypoints at the corresponding percentages stated in parentheses: MS***** (*****%), MS***** (*****%) and MS***** (*****%). Contractor shall submit the applicable packing slip and material invoice from the Contractor’s supplier to AT&T once the material is in the Contractor’s possession. Once AT&T accepts the packing slip and material invoice from the Contractor’s supplier, Contractor will be allowed to issue its invoice

6.	Freight charges cannot be entered into NORAD and shall be itemized on the invoice for corresponding purchase order line items.

7.	Taxes cannot be entered into NORAD and must be itemized on the invoice for corresponding purchase order line items.

8.	Warranty - Per the terms of the Warranty Section of the General Agreement.

9.	Product source - Contractor’s discretion

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

10.	Product substitutions - Not permitted without AT&T agreement. Product must meet AT&T specifications.

11.	Title - Material is owned by Contractor until title passes to AT&T pursuant to the Section entitled “Title and Risk” of the General Agreement.

b.	Methods of AT&T Furnishing Material - EPL Process

1.	Overview - AT&T shall furnish all EPL material via AT&T’s EPL process. EPL material is listed in AT&T’s EPL policy which will be made available to Contractor upon request. In addition, AT&T will provide to Contractor the EPL Policy which identifies the Material that shall be furnished by AT&T and that which may be furnished by either AT&T or Contractor.

2.	Transaction - Contractor takes possession of AT&T property for the purpose of installation at a Site.

3.	Process - AT&T or Contractor representative may order on behalf of AT&T if requested by AT&T EPL material for the Project via the Order Management (OM) system.

4.	Establishing AT&T Price - Costs for handling EPL material are included in Project Management Drivers.

5.	Shipping and Freight to Project Site - Contractor shall be paid via “Delivery” category Drivers for picking up EPL material from AT&T, storing as necessary and delivering to Site for installation. Unused EPL material shall be returned as directed by AT&T at Contractor’s expense

6.	Invoice - Delivery category Drivers shall be invoiced per Section titled “Invoicing Milestones, and Progress Payments”.

7.	Warranty - N/A as Material is AT&T property furnished by AT&T.

8.	Product source - AT&T.

9.	Product substitutions - N/A

10.	Title - AT&T furnished material is owned by AT&T.

c.	Receiving

1.	Tracked Material and Non Tracked Contacted Materials (CONMAT) are not furnished by AT&T.

a)	Prior to shipping Material to the Project Site, Contractor shall ensure that Material shipped matches the Material on the AT&T Order.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

b)	If the Material being shipped matches the Material on the AT&T Order then Contractor shall send a packing list to AT&T once the Material is in Contractor’s possession. The packing list must meet the minimum standards listed below unless waived by AT&T in writing.

i.	On Contractor’s letterhead. e.g., an approved packing slip posted to VMT

ii.	Contains Contractor’s address and phone number.

iii.	The term “Packing List” is on the document.

iv.	Date, AT&T Order Number, Site FA code and Site Name are on the document.

v.	Document contains a list of all items shipped to the Site by Contractor.

a.	Item Number/Identification Number

b.	Description

c.	Purchase Order Number

d.	Quantity shipped

e.	Date shipped,

1.	Upon receipt of the packing list, AT&T shall create and submit a receiving notification form to enable AT&T to receive the Material.

2.	Contractor shall not ship Material not on the Order.

2.	Tracked Material Furnished By AT&T - Receiving is performed by AT&T.

3.	Non-Tracked Material (Non-Contracted) - No special receiving procedures.

d.	General Notes

1.	Contractor shall not be responsible for delays caused by the failure of AT&T to deliver EPL furnished Material provided Contractor takes reasonable action to mitigate the effects of such AT&T caused delay.

2.	Contractor shall provide warehouse and storage for i) its own material ii) Material furnished by Contractor and iii) material which AT&T has furnished for an Order issued to Contractor. Contractor’s warehouse shall not be used by AT&T for the storage of AT&T furnished material which is not associated with an Order unless mutually agreed to by Contractor. *****.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

e.	Unsupported Transactions

For the avoidance of doubt, Contractor cannot guarantee that it will have knowledge of agreements between AT&T and AT&T suppliers and cannot guarantee that the price charged by Contractor for material will be the same price as that which AT&T may have in its agreement with an AT&T supplier. For the avoidance of doubt, the following transactions shall not be required by AT&T of Contractor and nor shall they be authorized by AT&T.

a)	Unauthorized AT&T Purchases

i.	Contractor purchases material from supplier as if Contractor were purchasing under the AT&T-OEM Process but without having received notice from AT&T that AT&T has made arrangements for Contractor to purchase under the AT&T-OEM Process.

ii.	Unauthorized AT&T-OEM Purchases are not supported or permitted. Contractor use of AT&T agreements is permitted only under the AT&T-OEM Purchase process.

C.	Service Work Authorizations

The following shall apply in those instances where AT&T has agreed per the terms of this Agreement to pay Contractor for services as a Work Authorization (“Service WA”).

a.	Definitions

i.	“Cost” as it relates to this Section is defined as the amount paid by Contractor for the services. Cost specifically excludes Contractor’s overhead and other operating expenses as well as profit as those items are reimbursed by the *****% markup and the applicable Project Management Driver.

ii.	“Cost Plus” as it relates to this Section means a price estimate from Contractor to AT&T to perform a defined scope of work wherein the actual price is based on Contractor’s actual Cost incurred. Final price from Contractor to AT&T is Cost plus a *****% markup. *****.

iii.	“Fixed Price” as it relates to this Section means a commitment from Contractor to AT&T to perform a defined scope of work for a specific price. The actual price may not vary from the committed price unless a WA Change Order occurs.

iv.	“WA Change Order” as it relates to this Section means the scope added by Contractor and approved by AT&T to any original scope after Fixed Price and Self-Perform work has begun.

v.	“Self -Perform” means Contractor performs the Work Authorization at a Fixed Price without the use of a Subcontractor, that is, Contractor will receive no markup.

vi.	“Supplier Selection Documentation” means Documentation that Contractor shall maintain on file in accordance with the Section of the General Agreement titled “Records and Audits” for the purpose of ensuring that Contractor adhered to the requirements of this Section.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

b.	General Requirements

i.	Service WA Pricing From Contractor to AT&T

a)	Fixed Price - Contractor price to AT&T for a Fixed Price Service WA shall be 1.03 times the amount of the Fixed Price paid by Contractor to Subcontractor for the Fixed Price Service WA adjusted for any WA Change Orders.

b)	Cost Plus *****% - Contractor’s price to AT&T for a Cost Plus *****% Service WA shall be ***** times the Cost as such term is defined above.

c)	Self Perform - Contractor price to AT&T for a Self Perform Fixed Price Service WA shall be the amount of the Self Perform Fixed Price quoted by Contractor for the Self Perform Fixed Price Service WA adjusted for any WA Change Orders.

ii.	Documentation Contractor Must Submit For Payment

a)	Fixed Price WA’s - Contractor shall submit an invoice for the scope of the Service WA as appropriate and Contractor will submit to AT&T copies of invoices from Subcontractor to Contractor. If the Fixed Price changed due to a WA Change Order, Contractor shall submit the necessary information to AT&T to document the change in scope and change in Fixed Price.

b)	Cost Plus *****% WA’s - Contractor shall submit to AT&T a copy of the invoice from the Subcontractor to the Contractor so that AT&T may have proof of “Cost”.

c)	Self-Perform WA’s - Contractor shall invoice for the scope of the Service WA as appropriate. Upon request by AT&T, Contractor will provide supporting price details for any Self-Perform WA.

iii.	Notes

a)	The price of Service WA’s for the purpose of administration of the specific requirements described below is based on the original Service WA price.

b)	Service WA’s shall be in writing and shall identify themselves as Fixed Price, Self- Perform or Cost Plus *****%.

1.	A Change Order to the original WA shall not be subject to the supplier selection requirements stated for Service WA’s unless the price of the additional scope is considered excessive by Contractor and Contractor determines that it is in AT&T’s best interest to secure quotations for the WA Change Order.

2.	Contractor is responsible for ensuring AT&T receives overall best value.

3.	Subcontractor to Contractor invoices shall be original, in PDF format, when required to document “Cost” to AT&T, and shall contain a clear explanation of charges and identification of the Project for which charges are applicable.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

c)	Purchases shall not be artificially divided into separate requisitions to circumvent supplier selection processes stated below.

iv.	Specific Requirements For Service WA’s under $***** in price

a)	Supplier Selection - Competitive bidding not required.

b)	Permitted WA Types

1.	Cost Plus

2.	Self-Perform

3.	Fixed Price

c)	Supplier Selection Documentation - None

v.	Specific Requirements For Service WA’s of $***** to $***** in price

a)	Supplier Selection - Contractor to secure quotation information for the known scope of work from at least two independent and equally qualified sources. Such information will include original quotations in PDF format from suppliers at the time the purchase is to be made.

b)	Permitted WA Types

1.	Cost Plus

2.	Self-Perform

3.	Fixed Price

c)	Supplier Selection Documentation - Completed Purchasing Decision Statement or similar (attached as Appendix E).

vi.	Specific Requirements for Service WA’s over $***** in value

a)	Supplier Selection

1.	*****

2.	*****

3.	*****

b)	Permitted WA Types

1.	Cost Plus

2.	Self-Perform

3.	Fixed Price

c)	Supplier Selection Documentation - Completed Purchasing Decision Statement or similar (Attached as Appendix E).

d)	Prevailing Wage
*****

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

D.	Project Management

1)	Costs and Payment

The payment by AT&T of a Project Management Driver for the project is full compensation for Contractor providing Project Management Services to AT&T for the Project.

2)	Project Manager

a.	Contractor will designate a Project Manager for each Project. The Project Manager shall;

i.	be an employee of Contractor.

ii.	serve as AT&T’s single point of contact for all matters pertaining to a Project.

iii.	be Contractor’s representative

iv.	have authority to act on behalf of Contractor.

v.	have a support team.

b.	The Project Manager and his or her support team shall be local (i.e., physically located within the geographic area in which the Project is being performed).

c.	All communications given to the Project Manager by AT&T will be deemed to have been given to Contractor.

d.	The Project Manager’s duties shall include:

i.	Ensuring that quality Project Management is provided to AT&T.

ii.	Identification and resolution of all issues preventing successful completion of the project.

iii.	Attend Project Management, design, review and other meetings as required by AT&T

3)	Project Management Reports

Due to the varying needs of each AT&T Market, the Parties agree that establishing a defined set of reports or data to be delivered by Contractor to AT&T under this Agreement is not practical. The Parties also recognize that communication by way of formal reports from Contractor to AT&T or by way of the furnishing of raw data from Contractor to AT&T is a vital Project Management function. Accordingly, Contractor agrees that it shall supply AT&T with those reports or raw data relevant to the Project or Projects as may be reasonably requested by (i) AT&T’s local Construction and Engineering organization with responsibility for the completion of Projects (ii) The AT&T National Construction and Engineering contract implementation organization or (iii) AT&T’s outside plant services Supply Chain organization.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

4)	CASPR (To Be Replaced By PACE)

Contractor shall enter information as required by AT&T into CASPR/PACE or similar system for all milestones assigned to Contractor. Information entered shall be in accordance with the requirements of the current CASPR activity set which AT&T shall make available to Contractor.

5)	Vendor Management Tool (VMT)

*****

6)	Issues/Problem Resolution

Contractor issues, problems or questions with AT&T shall be resolved via the procedures of AT&T’s ***** document.

7)	Coordination of Services to be Provided by Others

a.	Contractor shall cooperate and if necessary coordinate with all other contractors on the Project Site to facilitate the completion of the Projects.

b.	Contractor shall immediately notify AT&T should Contractor’s Work be prevented or delayed by third parties working at the Project Site.

c.	Contractor will inform AT&T and OEM when the Project is ready for integration and acceptance.

d.	Contractor shall reimburse AT&T for any charges incurred by AT&T in instances where AT&T pays a third party a fee as a result of Contractor’s failure to complete its Work properly and such failure in turn prevents or delays such third party from completing its work, provided Contractor contacted or notified AT&T or such third party stating that the site was in fact ready for the third party to perform its work.

e.	The following is a description of the activities involved in the ***** at a Project Site. These activities are typically performed by a third party.

*****

f.	*****.

8)	Movement of Assets

a.	Contractor shall track the movement of Contractor- provided non-incidental Material, CONMAT and AT&T- provided material from the time it is received by Contractor until it is either installed at a Site or returned to AT&T. An Equipment Release Form (“ERF”) containing detailed information about the requested Asset will be issued to the CSSL either manually or electronically and scanned by an AT&T employee at the time that Contractor picks up AT&T-provided materials, CONMAT or other Assets from the crossdock. Upon leaving the dock, Contractor is responsible for tracking any and all

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

movement of Assets by utilizing either the Asset Movement Form (“AMF”) or the Vendor Asset Scanning Tool (“VAST”). The AMF or VAST shall be used as the communication vehicle between AT&T and Contractor to ensure that Asset movement is accurately recorded, documented and tracked. Contractor shall make inventory reports for CONMAT and AT&T-provided materials available to AT&T upon request. If Contractor returns Assets to the CSSL, the AMF will be signed by an AT&T employee and scanned accordingly.

b.	If Contractor has taken possession of AT&T-provided material or CONMAT and, upon AT&T’s request, Contractor is unable to document the location of such item or that possession of the item was transferred to AT&T, Contractor will be charged *****% of the price AT&T paid for the missing item. AT&T reserves the right to deduct the aforementioned amount from subsequent Contractor invoices.

E.	Driver Notes

1)	Project Management Drivers

a.	Contractor is permitted to charge AT&T for up to one SAQ paypoint Project Management Driver and one CON paypoint Project Management Driver per Project. The payment by AT&T of the Project Management Driver is full compensation for Contractor delivering the scope of this Agreement which is not specifically reimbursable by the non Project Management Drivers contained in Appendix D. By way of example, and not limitation, the payment by AT&T of Project Management Drivers is full compensation for (i) Contractor’s general operating expense and overhead (ii) Project specific overhead (iii) the expense of delivering Program and Project Management (iv) Project set up and tear down expense (mobilization and de-mobilization) (v) any other expenses incurred by Contractor in delivering the Project within the scope of this Agreement and the Order which are not directly reimbursable by the non-Project Management Drivers, *****.

b.	Payment by AT&T of the applicable Project Management Driver, non-Project management Drivers and WA’s, together with payment by AT&T for Material or Services, shall be full compensation for Contractor’s performance of any Order. *****.

c.	Project Management Drivers utilized for a Project shall be determined based on *****.

2)	Retroactive application of incorrect Driver use

a.	From time to time, AT&T National Management may clarify the meaning of a Driver in such a way as to render past usage of the Driver by the Market and Contractor incorrect. In such event Contractor agrees that it shall have no right to charge AT&T for amounts which Contractor believes it may be owed for a Driver or for work content already paid by AT&T as a result of a change in AT&T’s interpretation or application of the Driver.

b.	AT&T’s National Management shall have sole and final authority in determining the meaning of a Driver.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

c.	Contractor shall not delay Work as a result of a dispute over the meaning or use of a Driver.

d.	Drivers shall be used only for their intended scope and shall not be used as substitutes or approximations of other work content.

e.	Driver prices are to be used for Projects only unless mutually agreed to by the Parties.

F.	Site Level Services

1)	Installation and Decommission

a.	Contractor will secure for itself to perform Work within the proposed right-of-way for ingress and egress from public and private roads for clearances, restrictions, bridge load limits, bond requirements, permits and other limitations that may affect transportation, and storage of Contractor’s equipment, material and manpower.

b.	Installations shall be performed in accordance with to the stricter of manufacturer or AT&T requirements.

2)	Constructability Review

a.	If Contractor is performing Site Acquisition and Construction Services, the constructability review is part of Contractor’s Project Management services and the costs of such review are embedded in Contractor’s Project Management Driver prices. *****.

b.	Contractor shall perform a constructability review of the proposed Project Site for the purpose of comparing the Site to the other candidate Sites in terms of the constructability of the Site. Constructability includes such considerations as Civil costs to construct and time to construct, among other considerations.

c.	Constructability review will be delivered to AT&T by Contractor as a written summary.

d.	Constructability reviews include the following

i.	Coordination by Contractor with AT&T and applicable professionals and subcontractors participating in the design process as needed.

ii.	Contractor shall attend all scheduled site meetings as required to coordinate and perform the constructability review.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

3)	Construction Management Services During Construction Phase

Contractor’s Project Management Driver prices include, but are not limited to, the costs for Contractor to provide AT&T with the professional construction management services necessary to ensure that the Work commences in a timely manner, is performed and completed in strict accordance with applicable laws, applicable permits and entitlements, the Project schedule, and AT&T’s requirements for the Project. Without limiting Contractor’s obligations under this section, except as otherwise directed in writing by AT&T Contractor’s construction management services shall include, but not be limited to, the following:

i.	Contractor shall be physically present at the Project Site for all critical events as requested by AT&T, which may include, without limitation, commencement of work, delivery of critical equipment and materials, inspections by governmental agencies, and final inspection.

ii.	Contractor shall ensure that all tests and inspections that are required by governmental authorities or third parties with the authority to impose tests and require inspections of AT&T are completed including and without limitation, concrete testing, utility inspections, safety inspections, and environmental. Contractor will not allow third parties to proceed with any work for which applicable testing and inspection requirements have not been met.

iii.	Contractor shall serve as liaison between the parties involved in the Project to ensure that all parties receive all information required to perform and complete the work in a timely manner. Contractor shall ensure any requests for information are promptly forwarded to the appropriate recipient and that timely and adequate responses are received. Contractor shall notify AT&T in writing if AT&T or any of its consultants, or persons for whom Contractor is responsible, are not timely in providing information necessary to perform and complete the work.

iv.	Contractor shall perform all utility coordination services with the local power and telco providers in the Market to ensure timely delivery of service for the Project. Contractor shall coordinate with AT&T’s Market contact in charge of initiating and securing telco orders from the local provider.

v.	Contractor shall ensure that work is performed in accordance with the applicable Specifications.

vi.	Contractor shall promptly notify AT&T in writing of any delays or deficiencies in the work.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

Appendix B – Audits, Performance, Quality Third Party Auditing – Civil Construction

1)	Third Party Audit Program

a.	The purpose of the Third Party Audit (“TPA”) program is to obtain a sample of Civil work via site inspections to ascertain the quality of the work provided by Contractor. AT&T anticipates that TPAs will be performed by contractors selected and compensated by AT&T but from time to time AT&T may choose to perform TPAs with its employees AT&T shall be responsible for compensating auditors.

b.	AT&T endeavors to (a) select Projects (sites) for TPA that are between 1 and ***** calendar days past the date MS*****/***** was actualized for that Project and (b) complete the site inspections associated with Projects selected for TPA within ***** calendar days of the date MS*****/***** was actualized for that Project.

c.	Should AT&T select Projects that are beyond the goal age specified in (a) above and or complete site inspections beyond the goal age specified in (b) above then the results of the TPA for those Projects shall apply as if the selection and site inspection were performed within the date and or age range listed in (a) and (b) above.

d.	Documents necessary for the Auditor to perform his or her work may be in the possession of Contractor. In such event, Contractor agrees to provide the documents as requested by the Auditor.

e.	AT&T may request the Auditor to Audit the entire site in order to obtain a complete report of a sites condition. In such event, AT&T acknowledges that the rebates described below shall not apply to findings that are outside of the scope of the TPA.

f.	Third Party Audits will be performed in accordance with AT&T’s Third Party Audit - Civil Construction Checklist (ATT-002-290-502), as may be amended from time to time.

g.	Defects shall be recorded by the Auditor even if the Defect is resolved by Contractor while the audit is being conducted. The Auditor is not allowed to fix or resolve any defects as their task is limited to observation and documentation concerning the quality of Contractors work.

h.	The findings of the TPA will be recorded on a site audit report by the Auditor. The site audit report will be provided to AT&T and Contractor, and will be electronically uploaded to AuditMaster.

i.	The definitions of Service Affecting and Non-Service Affecting are found in Article 2 of the General Agreement and in the ATT-002-290-502 specification document. (Third Party Audit - Civil Construction Checklist): ATT-002-290-502 shall prevail in the event of a conflict between this Agreement and ATT-002-290-502.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

j.	All defects recorded by Auditor will be reviewed by AT&T and Contractor during the initial review process. The initial review process is initiated by AT&T and conducted by the AT&T Market manager with Contractor. The process occurs within the AuditMaster application. The initial review process is performed in order to confirm Contractor ownership and responsibility of each defect.

k.	All Contractor performance reports are based on the results of the initial review process and are available after the initial review has been completed.

l.	A TPA will be failed when the TPA identifies ***** (*****) Service Affecting (Major Defects) and/or ***** (*****) or more Non-Service Affecting (Minor Defects).

m.	Based on the results of the Initial Review Process, Contractor shall correct each Defect listed for the Project and provide documented evidence including photographs in AuditMaster’s corrective action module. AT&T shall review and verify Contractor’s correction entries to ensure the repairs satisfy AT&T standards. After the repairs are verified and accepted, the Market Manager will document acceptance in AuditMaster via the post repair review module. Acceptance is denoted with a “pass” entry in AuditMaster. Should the finding resolution not be acceptable to AT&T, AT&T will denote a “fail” entry in AuditMaster. The Contractor must then revisit the issue until a “pass” is achieved.

n.	For every failed TPA, Contractor will rebate ***** ($*****) to AT&T. This rebate will be applied as a credit or credit memo towards any payments due to Contractor from AT&T.

o.	Failure to meet ***** (*****%) pass rate annually on a Market level basis will be considered a breach of this Agreement. Such *****% pass rate will be determined by dividing the total passed TPA’s in any 365 day period by the total number of completed TPA’s in the same 365 day period.

p.	Timeframes for corrections of defects are set forth in the Section of this Agreement entitled “Delivery Performance and Acceptance”.

q.	For greater certainty, notwithstanding anything to the contrary in the Section of the General Agreement titled “Records and Audits,” TPA’s as described in this Section 1 may be conducted as often as AT&T requires, subject to the provisions hereof and ATT-002-290-502.

r.	*****.

s.	Third Party Audits will not be commenced on Projects more than ***** beyond the date of ***** (MS*****)

2)	Financial Audits

a.

AT&T conducts internal financial audits pursuant to AT&T National Vendor Management Process APEX ATT-002-290-201 (ND-00230). These audits may include, but are not limited to, the adherence to the pricing provisions of this Agreement, to compare the scope of work performed to prices charged, evaluate the use of appropriate

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

Drivers, and the delivery of Turnover Package documents. If AT&T finds evidence of errors, AT&T will notify Contractor with details on a per site basis. Contractor shall, no later than ***** (*****) business days after notification, provide a comprehensive reconciliation response. Communication and tracking of errors will be tracked in NICAT (National Inspection Compliance and Audit Tool).

b.	AT&T, at its sole discretion, may accept or reject the Contractor’s response. *****. All billing corrections shall be managed by the initiating Project Manager. Financial audits will be conducted at any phase of the Project. Financial audits will not be commenced on Projects more than ***** (*****) months beyond the date of Construction Acceptance (MS*****) with the exception of Business As Usual (BAU) Audits which will not be commenced on Projects more than ***** (*****) months beyond the date of MS*****.

c.	If error(s) are not resolved by Contractor in a manner reasonably satisfactory to AT&T within ***** (*****) days after AT&T’s notification described in paragraph a above, in addition to any other rights and remedies it may have, AT&T may terminate this Agreement and any or all Orders without liability to Contractor.

d.	These are some of the internal financial audits that AT&T conducts and tracks in NICAT:

i.	Business As Usual (BAU) Audits – desktop and physical site audits

ii.	Special Audits and Document Audits- documentation conforms to National Cell Site Turnover Documentation and Acceptance Process *****

iii.	The program measures Driver selection, services, quantities, and cost validations

iv.	Materials verification

v.	Proper use of the AT&T databases: *****

vi.	Compliance with *****

vii.	Documentation conforms to National Cell Site Turnover Documentation and Acceptance Process *****

e.	For greater certainty, notwithstanding anything to the contrary in the Section of the General Agreement titled “Records and Audits,” audits as described in this Section 2 may be conducted as often as AT&T requires, subject to the provisions hereof and ATT-002-290-201 and ATT-002-290-268.

f.	*****.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

3)	Document Auditing

a.	AT&T may audit all documents associated with a given Project(s) at any time, notwithstanding anything to the contrary in the Section of the General Agreement titled “Records and Audits,”. Contractor will be required to respond and make requested documents available to AT&T within 48 hours of written notification.

b.	Applies to Orders issued after the Effective Date.

4)	National Performance Metrics/Vendor Scorecard

*****

5)	Local Metrics

Contractor agrees that Market Management may create and manage Contractor against metrics and associated reports not listed in Section 4 above including Market level versions of the reports listed in Section 4 above. In the event deficiencies in Contractors performance are identified as a result of Market Management metrics and associated reports then Contractor shall develop and implement plans and achieve tangible positive results against the deficiency within a period of time agreed to by the Market Management.

Appendix D – Driver List

*****

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

Appendix E – Purchasing Decision Document

Site Name:
FA Location
PO#
Project Number

Appendix E must be provided when any service work authorization is greater than $*****. Not to be utilized with ordinary crane usage.

1.	Scope Of Services Purchasing Decision*

2.	Original Bid/Price (applicable to: Cost Plus, Fixed and Self-Perform)

_____________________________

3.	Final Price (change to original Cost Plus bid) ______________________________

4.	If line 3 exceeds line 2 by more than $***** please in the change orders and why they were not identified in the original scoping. (“n/a” if no price change from Original Bid/Price)

5.	If work authorization price is greater than $***** and less than $*****, quotes must be secured from at least two independent and equally qualified sources. Verbal quotes, or quotes previously obtained from prior purchases are valid. Please enter quotes for services received below.

Supplier Name	Quote Value	Method Of Securing Quote
Choose an item.
Choose an item.
Choose an item.

6.	If work authorization price is greater than $*****, competitive bids must be secured from at least two equally qualified suppliers in writing. Please populate/attach the following.

a.	Attach Bid Request Document below as an embedded file.

Attach/Embed Here as PDF

b.	Attach each vendor’s Bid Response below.

Attach/Embed Here as PDF

c.	If the least cost supplier was not chosen, please check the applicable rationale for why:

*****

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

Appendix G - Prime Contractor MBE/WBE/DVBE Participation Plan

Prime Contractor MBE/WBE/DVBE Participation Plan

PRIME CONTRACTOR MBE/WBE/DVBE PARTICIPATION PLAN

YEAR REPORTING: 2014

PRIME CONTRACTOR NAME:

ADDRESS:

COMPANY E-MAIL:

TELEPHONE NUMBER:

DESCRIBE GOODS OR SERVICES BEING PROVIDED UNDER THIS AGREEMENT:

DESCRIBE YOUR M/WBE-DVBE OR SUPPLIER DIVERSITY PROGRAM AND THE PERSONNEL DEDICATED TO THAT PROGRAM

THE FOLLOWING, TOGETHER WITH ANY ATTACHMENTS IS SUBMITTED AS AN MBE/WBE/DVBE PARTICIPATION PLAN.

1.	GOALS

A.	WHAT ARE YOUR MBE/WBE/DVBE PARTICIPATION GOALS?

MINORITY BUSINESS ENTERPRISES (MBEs)	15%
WOMAN BUSINESS ENTERPRISES (WBEs)	5%
DISABLED VETERAN BUSINESS ENTERPRISES (DVBEs)	1.5%

B.	WHAT IS THE ESTIMATED ANNUAL VALUE OF THIS CONTRACT:

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

C.	WHAT ARE THE DOLLAR AMOUNTS OF YOUR PROJECTED MBE/WBE/DVBE PURCHASES:

MINORITY BUSINESS ENTERPRISES (MBEs)	$0

WOMAN BUSINESS ENTERPRISES (WBEs)	$0

DISABLED VETERAN BUSINESS ENTERPRISES (DVBEs)	$0

2.	LIST THE PRINCIPAL GOODS AND SERVICES TO BE SUBCONTRACTED TO MBE/WBE/DVBEs OR DELIVERED THROUGH MBE/WBE/DVBE VALUE ADDED RESELLERS

DETAILED PLAN FOR USE OF M/WBEs-DVBEs AS SUBCONTRACTORS,

DISTRIBUTORS, VALUE ADDED RESELLERS

For every product and service you intend to use, provide the following information. (attach additional sheets if necessary)

Company Name	Classification (MBE/WBE/DVBE)	Products/Services to be provided	$ Value	Date to Begin

3.	SELLER AGREES THAT IT WILL MAINTAIN ALL NECESSARY DOCUMENTS AND RECORDS TO SUPPORT ITS EFFORTS TO ACHIEVE ITS MBE/WBE/DVBE PARTICIPATION GOAL(S). SELLER ALSO ACKNOWLEDGES THE FACT THAT IT IS RESPONSIBLE FOR IDENTIFYING, SOLICITING AND QUALIFYING MBE/WBE/DVBE SUBCONTRACTORS, DISTRIBUTORS AND VALUE ADDED RESELLERS.

4.	THE FOLLOWING INDIVIDUAL, ACTING IN THE CAPACITY OF MBE/WBE/DVBE COORDINATOR FOR SELLER, WILL:

ADMINISTER THE MBE/WBE/DVBE PARTICIPATION PLAN, SUBMIT SUMMARY REPORTS, AND COOPERATE IN ANY STUDIES OR SURVEYS AS MAY BE REQUIRED IN ORDER TO DETERMINE THE EXTENT OF COMPLIANCE BY THE SELLER WITH THE PARTICIPATION PLAN.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

NAME:

TITLE:

TELEPHONE NUMBER:

AUTHORIZED SIGNATURE:

DATE:

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

Appendix J - Removal and Management of Used Batteries

This Appendix J applies to Contractor’s removal of used, waste or other batteries from premises owned or occupied by AT&T (“AT&T Premises”) when performed by Contractor as part of the Services under this Agreement, including arranging for appropriate transportation and subsequent management of such Batteries (“Battery Disposition Services”).

1.	Additional Definitions

“Regulated Substance” shall have the meaning specified in the Section titled Hazardous Materials and Regulated Substances.

“Waste” means any Regulated Substance or soil, water, or other medium contaminated with a Regulated Substance.

2.	General

This Agreement applies to Contractor removal of batteries from AT&T Premises when such batteries are eligible for either (i) classification as “universal waste” as defined by 40 CFR Part 273 or (ii) the reduced regulatory requirements at 40 CFR Part 266, Subpart G (collectively, “Used Batteries”). Contractor’s Services under this Agreement may include (a) removal and associated handling of Used Batteries from AT&T Premises; (b) temporary storage of such Used Batteries; (c) subsequent transport of Used Batteries to appropriate third party recycling and disposal locations; and (d) related support services further defined below (collectively, “Battery Disposition Services”). Contractor represents that it has the qualifications and training necessary to competently provide such Battery Disposition Services and understands the potential hazards and risks associated with doing so.

3.	Compliance With Additional Laws

In addition to laws that Contractor agrees it will operate in compliance with, as specified in the Section “Compliance with Laws”, Contractor and all persons furnished by Contractor, including subcontractors retained by Contractor, will comply with the requirements of the following statutes and any analogous state statutes, including as they may be amended in the future, and with regulations promulgated thereunder (“Regulations”):

•	Resource Conservation and Recovery Act (RCRA)

•	Comprehensive Environmental Response, Compensation and Liability Act (CERCLA)

•	Toxic Substances Control Act (TSCA)

•	Hazardous Materials Transportation Act (HMTA)

•	Occupational Safety and Health Act (OSHA)

•	All other state and federal requirements regarding the procurement of permits, certificates, manifests, bills of lading, licenses, approvals and inspections.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

4.	Additional Warranty

In addition to other warranties made by Contractor in the Section entitled Warranty, Contractor also warrants that it is in the business of removing, storing, packaging, transporting, and disposing of Waste and the recycling of batteries, understands the potential hazards and risks which are presented to human beings, property and the environment from such activities, and possesses the business, professional and technical expertise to perform the Work.

5.	Acronyms

The following acronyms are defined (in the order that they appear in the text). This is not intended to be an exhaustive list.

AT&T Environment, Health and Safety organization:	“EH&S”
AT&T Resource Recovery Center:	“RRC”
Bill of Lading:	“BOL”
Emergency Response Guide:	“ERG”
Land Disposal Restrictions:	“LDR”

Note: In this Appendix, no acronyms are used in the listing of any mailing address.

6.	Disposition of Recyclable Batteries

Contractor shall accept Orders for the disposition of batteries. Such Orders may come from AT&T facility managers, RRC personnel, or EH&S personnel. Any such AT&T personnel may sometimes request Contractor’s assistance in determining the best course of action for certain dispositions.

Contractor shall select and identify recycling facilities to be utilized for recycling the used batteries covered by the order, and shall notify AT&T, in writing, of the facility or facilities Contractor proposes to use before sending any used batteries to such locations. Contractor shall propose only facilities authorized under applicable environmental laws to perform such recycling. AT&T reserves the right to veto the selection of any facility proposed. If AT&T does not communicate such a veto to Contractor in writing within thirty (30) days of receiving Contractor’s proposal, Contractor may deem AT&T to have approved the proposed facility.

Contractor will correctly prepare all BOLs, manifests and other shipping documents necessary for removal of Used Batteries from AT&T Premises. AT&T hereby authorizes and directs Contractor to sign all such shipping documents on behalf of AT&T, as AT&T’s agent. AT&T and not Contractor shall be considered the generator of Used Batteries removed from AT&T Premises under this Agreement.

Contractor shall ensure that Used Batteries are packaged and prepared for shipment, with labels properly prepared and affixed, and shipped in appropriate containers and/or vehicles, as required by applicable law.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

Upon final disposition of any recyclable materials, Contractor shall have the recycling facility complete, execute and provide a Certificate of Recycling to the relevant address specified below, in the form included as Attachment J1 or a substantially similar form, within sixty (60) days of removing the Used Batteries from the AT&T Premises.

AT&T Premises outside of California

AT&T - Environment, Health & Safety

Attn: EH&S Record Keeper RRC

One AT&T Way, Room 2C140

Bedminster, NJ 07921

Facsimile - *****

AT&T Premises in California

AT&T - Environment, Health & Safety

Attn: EH&S Record Keeper RRC

P.O. Box 5095, Room 3E000

San Ramon, CA 94583-0995

Facsimile - *****

7.	Emergency Handling of Batteries

A.	If a release of Used Battery contents or other hazardous material spill (“Release”) occurs at an AT&T Premises during the course of Contractor providing Battery Disposition Services, Contractor shall immediately notify EH&S at the number listed below. EH&S shall manage the response to the Release in the first instance, including any appropriate containment or remediation and subsequent handling of affected batteries that are no longer Used Batteries. Contractor shall, subject to Section 3.16 of the General Agreement of this Agreement reimburse AT&T’s expenses thus reasonably incurred, if and to the extent that the Release arose from the negligence or other fault of Contractor.

Telephone for AT&T EH&S: *****, prompt 1

B.	If a Release occurs outside of AT&T Premises in the course of Contractor providing Battery Disposition Services (“Off-Site Release”), such as a Release from a Used Battery after Contractor or its subcontractor has removed it from an AT&T Premises, Contractor shall be responsible in the first instance and at its own expense for (i) notifying EH&S of the Off-Site Release immediately at the above number; (ii) providing any government notifications required by applicable law; (iii) performing any containment, remediation, or other physical response actions that are legally required or otherwise appropriate; and (iv) arranging for subsequent disposition of the materials involved, including the battery, without regard to whether the battery still qualifies as a Used Battery.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

C.	In the case of an Off-Site Release, Contractor and not AT&T shall be considered the generator of any waste arising from the Release or from the response to the Release. Contractor therefore shall obtain for itself any hazardous waste generator identification number, and shall sign on its own behalf and not as an agent of AT&T any hazardous waste manifest, to the extent either becomes necessary in connection with responding to an Off-Site Release, such as for the removal of a broken battery and/or related cleanup materials.

D.	To the extent practicable, Contractor will provide information on the status of the Off-Site Release to the appropriate AT&T representative, in the manner and with the frequency as requested by AT&T, until the release situation has been remedied as provided herein. If, in AT&T’s sole opinion, Contractor does not respond appropriately or in a timely manner to the Off-Site Release, AT&T reserves the right to hire one or more third parties to provide whatever services AT&T deems necessary to remedy the situation in accordance with applicable law. Contractor shall, subject to Section 3.16 of the General Agreement, reimburse AT&T’s expenses thus reasonably incurred.

8.	Performance

In addition, Contractor agrees to:

A.	Submit to AT&T, upon request, copies of all valid licenses, notices, certifications and permits as required by applicable law for the Services under this Agreement,

B.	Support AT&T’s maintenance of an accurate battery inventory, by promptly providing such reports and/or directly updating such AT&T databases as AT&T may require through written instructions to Contractor.

C.	Provide a copy of the receiving facility’s signed BOL or other transportation document, properly dated, verifying successful delivery to a designated site, within 15 days after removal of the relevant Used Batteries from the AT&T Premises.

AT&T Premises outside of California

AT&T - Environment, Health & Safety

Attn: EH&S Record Keeper RRC

One AT&T Way, Room 2C140

Bedminster, NJ 07921

Facsimile - *****

AT&T Premises in California

AT&T - Environment, Health & Safety

Attn: EH&S Record Keeper RRC

P.O. Box 5095, Room 3E000

San Ramon, CA 94583-0995

Facsimile - *****

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

D.	Prepare any BOL needed for the Battery Disposition Services in a form compliant with applicable DOT requirements and containing, at a minimum, the following information, unless otherwise instructed by the RRC:

•	Physical address of AT&T facility that is the pick-up location (consignor);

•	Carrier name;

•	Receiving facility (consignee) name and address;

•	AT&T Work Order number;

•	RRC phone number: ***** - prompt 4;

•	AT&T’s Emergency phone number: ***** - prompt 1;

•	A complete, accurate DOT Shipping description;

•	Total number of packages;

•	Total weight of shipment

•	Appropriate Emergency Response Guidebook (ERG) attached to or referenced on face of document.

If the Order to remove batteries from a facility was originated by the RRC, Contractor shall attach a copy of such Order to its documents submitted to the AT&T EH&S address given above.

Contractor shall provide classification of materials for transportation via any mode pursuant to and in compliance with applicable Department of Transportation, International Air Transport Association, International Maritime Dangerous Goods or Transportation of Dangerous Goods Directorate requirements.

E.	At the request of AT&T, Contractor shall provide copies of Federal, state, county, city, or other required permits obtained for the operation of facilities at which batteries are to be recycled or disposed of.

9.	Battery Tracking

Contractor shall provide the RRC with all documentation/information associated with Contractor’s Battery Disposition Services required to be performed by this Agreement, including the following when applicable:

•	Battery shipment records

•	Material Safety Data Sheets (MSDS)

•	BOLs

•	Certificates of recycling

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

•	Certificates of destruction

•	Any other tracking information necessary to adequately document battery management activities or agreed to by both parties.

All such records and documentation shall remain the property of AT&T and shall be provided to AT&T when requested by AT&T Project Manager or upon termination of this Agreement.

Any records or documentation delivered to AT&T via facsimile (fax) pursuant to this Attachment BA shall be in clearly legible form.

Contractor shall ship Used Batteries from any warehouse or other facility where it may choose to accumulate them no later than when a truckload quantity has accumulated there.

10.	Emergency Response Services

Contractor or its subcontractor, which subcontractor’s availability shall be demonstrated by providing contractual documentation showing its relationship to the Contractor, shall be available for and be capable of providing emergency response to chemical spills and releases related to battery management activities. Any such subcontractor must present evidence that it is a Licensed Waste Hauler, or equivalent, as defined in RCRA.

In the event that the RRC is unable to prepare a waste profile, Contractor shall, upon AT&T’s request, identify a contractor qualified to perform sampling and analysis of the waste as necessary to adequately prepare a waste profile. Any such contractor identified shall ensure that sampling and analyses procedures are in compliance with EPA Test Methods for Evaluating Solid Waste, Publication SW-846, as well as all applicable federal and state laws and Regulations, prior to preparation of waste profiles.

Contractor shall submit invoices related to emergency response services to the RRC for approval and payment, confirmed by details within the Order. A copy of the completed manifest signed by the receiving facility and the LDR form shall accompany each invoice before payment is made by the RRC. Contractor shall be capable of processing payments by AT&T Procurement Card.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

11.	Contractor Training (required for Contractors doing business in the State of California)

Before any employee of Contractor or of a subcontractor to Contractor performs work at an AT&T facility within the State of California that could impact environmental compliance, that employee shall complete AT&T’s EH&S Contractor Awareness Program (“CAP”). The CAP is designed to communicate AT&T’s expectations of any contractor, Contractor or vendor who performs environmental compliance activities or whose work may have a direct or indirect environmental impact on AT&T’s operations in California. The program covers AT&T’s Environmental and Quality Policies; the Management of Change procedure as well as AT&T’s hazardous spill response and reporting requirements. It also discusses the requirements that must be in place before a contractor is permitted to sign shipping papers on behalf of AT&T how contractors should interact with AT&T personnel and a Contractor’s role during regulatory inspections. The CAP is available from AT&T’s EH&S organization on CD-ROM. Contractors shall submit a completion form to AT&T’s EH&S organization once its employees have completed reviewing the program.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

Attachment J1

Certificate of Recycling

CUSTOMER:

RMA#:

LOCATION:

DATE RECEIVED:

DATE OF COMPLETION OF RECYCLING/DISPOSAL:

TYPE OF MATERIAL:

MODEL	QUANTITY	UNITS(lb/cell)	WEIGHT (lb)

The above listed materials have been received and processed to remove and neutralize or recycle the electrolyte. The cadmium will be recycled into new products. All materials will be recycled or disposed of in accordance with law.

Company Name / Contact Number

Company Representative

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

Appendix L – Contractor’s Receipt of Payment, Release and Waiver of Lien

A.	This Contractor’s Receipt of Payment, Release and Waiver of Lien (“Release and Waiver of Lien”) is entered into by (“Contractor”) which intends to furnish, or has furnished, labor, materials, supplies, and/or other goods or services (collectively the “Work”) in connection with construction work performed at in County, State of , as legally described in Schedule 1 to this Release and Waiver of Lien (the “Property”) owned, leased, licensed to, used or occupied by AT&T Mobility LLC (“Company”). The Work is furnished pursuant to that certain Construction Subordinate Agreement No. 20131116.001.S.003, between Contractor and AT&T (the “Agreement”)

B.	For Work performed Contractor has been paid $ (“Payment”) and $ remains (including taxes and freight) to be paid under the terms of the Agreement for work to be performed.

1. Pursuant to the Agreement, and in consideration of the Payment, the receipt and sufficiency of which are hereby acknowledged, Contractor represents, warrants and covenants that: (i) all those persons claiming by, though, or under Contractor with respect to the Work, including, without limitation, any employee, subcontractor, supplier, material man, or laborer, or any other person claiming by, through or under Contractor (each, a “Supplier”) who have performed any part of the Work, have been or will be fully compensated by Contractor; (ii) neither Contractor nor any Supplier has any right to file any mechanic’s lien or other lien, or any notice of intention to file such a lien, or to make any other claim with respect to any part of the Work performed against either the Property or against AT&T (such liens, notices and claims being referred to collectively as “Lien Claims” and individually as a “Lien Claim”); and (iii) Contractor is not aware of any outstanding claims against AT&T by Contractor or any Supplier.

2. Contractor covenants on behalf of itself and of all Suppliers that neither Contractor nor any Contractor will file or make, or permit to be filed or made, any Lien Claim against the Property or against AT&T.

3. Contractor on behalf of itself and all Suppliers hereby waives any Lien Claims that it or any of them may have with respect to the Work, and releases and forever discharges AT&T, its affiliates, successors and assigns and the Property from any and all other actions, suits, proceedings, judgments, debts, accounts, bonds, covenants, contracts, promises, variances, damages, expenses, claims or demands of any kind whatsoever, whether arising in law or in equity, that Contractor or any Supplier has ever had or may now or in the future have against AT&T or the Property arising in any way by reason of the Work performed or in connection therewith.

4. Contractor covenants and agrees at Contractor’s expense to indemnify, defend (with counsel acceptable to AT&T) and save and hold AT&T and the Property harmless from and against any loss, damages, costs, expenses, fees (including reasonable legal fees) or other claims asserted or incurred in connection with or by reason of the Work performed by Contractor or anyone claiming by, though, or under Contractor, or asserted or incurred by reason of a breach by Contractor of any covenant contained in this Release and Waiver of Lien or the failure or inaccuracy of any warranty or representation contained in this Release and Waiver of Lien.

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.

CONFIDENTIAL TREATMENT REQUESTED

Agreement No. 20131116.001.S.003

This Release and Waiver of Lien has been executed this            day of           , 20          .

[Insert Contractor Name]

By:
Print Name:
Title:

By signing this document, the above signatory warrants to be a duly appointed representative, authorized to bind the above-referenced corporation/partnership/limited liability company.

Witness:	Date:

STATE OF                   )

                 ) ss.

COUNTY OF               )

On this            day of           , 20          , before me personally appeared           , the            of           , who executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation/partnership/limited liability company, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

(Print Name)

Notary Public in and for the State of

Residing at

My Commission Expires:

Proprietary and Confidential

This Agreement and information contained therein is not for use or disclosure outside of AT&T, its Affiliates, and third party representatives, and Contractor except under written agreement by the contracting parties.

THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) GRANTING CONFIDENTIAL TREATMENT TO SELECTED PORTIONS. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT, AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED IN THIS EXHIBIT WITH “*****”.